UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23475

aLTSHARES TRUST

(exact name of registrant as specified in charter)

41 Madison Avenue, 42nd Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

John S. Orrico

Water Island Capital, LLC

41 Madison Avenue

42nd Floor

New York, NY 10010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-955-1607

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Item 1. Report to Shareholders.

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

AltShares Trust Annual Report

May 31, 2022

AltShares Merger Arbitrage ETF
(NYSE Arca, Inc. Symbol: ARB)

AltShares Event-Driven ETF
(NYSE Arca, Inc. Symbol: EVNT)

TABLE OF CONTENTS

Shareholder Letter	1
AltShares Merger Arbitrage ETF
Manager Commentary	3
Portfolio Information	5
Portfolio of Investments	8
AltShares Event-Driven ETF
Manager Commentary	17
Portfolio Information	19
Portfolio of Investments	22
Statement of Assets and Liabilities	31
Statement of Operations	32
Statement of Changes in Net Assets	33
Financial Highlights
AltShares Merger Arbitrage ETF	35
AltShares Event-Driven ETF	36
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	54
Disclosure of Fund Expenses	56
Additional Information	58
Approval of Investment Advisory Agreement	59
Liquidity Risk	66
Trustees & Officers	67

AltShares Trust ETF Funds  Shareholder Letter

May 31, 2022 (Unaudited)

Dear Shareholders,

As we near the midway point of calendar year 2022, we reflect on a difficult trailing 12-month period not just for broader capital markets but also for event-driven strategies. After reaching all-time highs at the start of 2022, the S&P 500 index – a popular proxy for the stock market – embarked on a downturn that has officially entered bear market territory as of this writing. The Bloomberg US Aggregate Bond index, which is reflective of the broad investment grade bond market, was down nearly 9% for our fiscal year ended May 31, extending a drawdown that began in 2020 and is now the largest bond market drawdown in more than 40 years. There has been no shortage of pressures driving the volatility: a pandemic that has now entered its third year; malfunctioning supply chains; runaway inflation; rapidly rising interest rates; recession fears; domestic discord and imminent midterm elections in the US; and geopolitical tensions and the Russia/Ukraine conflict have all played a part.

More pertinent to our event-driven strategies, volatility began to spike at the start of the fiscal year in June 2021, when the Department of Justice (DOJ) sued to block the merger of insurance brokers Willis Towers Watson and Aon – a large, widely held deal that had already acquired necessary regulatory approvals in all jurisdictions but the US. In the ensuing 11 months, competition regulation has remained at the forefront of merger arbitrage investors' minds, as the Biden administration takes an increasingly strict view of antitrust. The DOJ, Federal Trade Commission (FTC), Federal Communications Commission (FCC), and Committee on Foreign Investment in the United States (CFIUS) are just a handful of a stable of global regulators – including the pro-consumer European Commission and the unpredictable State Administration for Market Regulation in China – whose views often must be properly assessed to predict deal success, and with US regulators now straying from historical precedent at times, deal spreads have been experiencing atypical spikes in volatility.

Despite this volatility, we continue to expect the vast majority of pending mergers and acquisitions (M&A) to reach a successful conclusion (as over 90% of announced M&A has done, historically, according to Dealogic data). Thus, we believe these spread movements will be limited to mere mark-to-market losses, to be reversed once deals overcome their respective hurdles to completion and spreads narrow to zero. Moreover, with volatility extending throughout the credit and equity markets, we continue to believe merger arbitrage and other hard catalyst merger-related investments remain the appropriate area toward which to direct our focus. For our broader event-driven portfolio, we intend to introduce select soft catalyst opportunities – which tend to be more sensitive to broader market moves – only with appropriate risk mitigation strategies in place.

Although we have begun to see some blips in the rapid pace of newly announced M&A which characterized deal flow for nearly two years straight (and set a record of more than $5 trillion in activity for calendar year 2021), we believe the pause to be momentary. Looking further ahead, we anticipate M&A will remain an important avenue for corporations to drive growth. We have no doubt dealmakers will adapt to model rising interest rates and high inflation into their valuations, fueling deal flow even if we enter a broader economic downturn. We also believe acquirers will continue to engage in M&A as a path to shore up weakened supply chains, diminished workforces, and inadequate technology infrastructure – common themes of the past year. Strategic acquirers in a position of strength can often find their best opportunities to deliver strong return on investment when valuations are dislocated, and deals with a strong strategic rationale can create long term value for shareholders. Lest we forget financial buyers, private equity (PE) acquisition activity – which now comprises nearly half of global deal value – should continue, as PE shops still have more than $2 trillion in dry powder on the books, waiting to be deployed.

Annual Report | May 31, 2022

AltShares Trust ETF Funds  Shareholder Letter (continued)

May 31, 2022 (Unaudited)

That said, while the total volume of recent deal flow based on number of deals announced is in line with pre-pandemic levels, we are beginning to see a shift in the composition of M&A activity. A drop in mega deals (i.e., transactions valued over $10 billion), which may become scarce in the current regulatory environment, has caused the total value of announced deals to decrease. This can be healthy for the strategy. A top-heavy M&A landscape can lead to crowded positions. An increase in smaller deals, however, reflects a broad opportunity set. We consider the mid cap space in particular to be a sweet spot, as deals of this size are large enough to build sizable positions but typically less susceptible to regulatory pressures.

As event-driven investors, our objective remains to generate returns sourced from the outcomes of idiosyncratic corporate events, rather than from the overall direction of broader credit or equity markets. We believe market volatility will remain heightened in the year ahead, but we are optimistic about the prospects for our strategies. Volatility can present opportunities take advantage of attractive entry points and to trade around positions in actively managed portfolios. Furthermore, the risk-free interest rate is a fundamental building block of a deal spread, and rising interest rates have historically provided a tailwind to merger arbitrage returns. In this favorable environment, our goal, as always, remains to implement strong risk mitigation strategies, whether through active risk management or a meticulously constructed risk mitigation ruleset, as we seek to deliver non-correlated return streams with as little volatility as possible. We thank you for your continued support.

Sincerely,
The Investment Team

Water Island Capital

The discussion of market trends and companies throughout this commentary are not intended as advice to any person regarding the advisability of investing in any particular security. Some of our comments are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. Our views are a reflection of our best judgment at the time of the commentary and are subject to change any time based on market and other conditions, and we have no obligation to update them.

Glossary

Bloomberg US Aggregate Bond Index: A market value-weighted index of investment grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage backed securities with a maturity of one year or more.

Dry Powder: Cash reserves available to be deployed for investment.

Risk-Free Rate: The theoretical rate of return of an investment with zero risk (frequently represented by interest rates on short-term Treasury Bills in the United States).

Spread (also: "merger spread," "deal spread," or "merger arbitrage spread"): The difference between the price at which a target company's shares currently trade and the price an acquiring company has agreed to pay, which forms the rate of return in a merger arbitrage investment.

S&P 500 Index: An index of the publicly listed stocks of the largest US companies, commonly used as a representation of the performance of the broad domestic stock market.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Manager Commentary

May 31, 2022 (Unaudited)

AltShares Merger Arbitrage ETF

Fiscal Year Highlights

For the fiscal year ended May 31, 2022, AltShares Merger Arbitrage ETF returned 1.24% at net asset value (NAV) and 1.20% at market price, net of fees. The Fund's underlying index, the Water Island Merger Arbitrage USD Hedged index, returned 1.30% gross for the same period. The Fund realized positive contribution from deals in both the Americas and Europe regions. On a sector basis, health care and materials were the primary contributors to returns. The only two sectors with negative performance were utilities and consumer discretionary, both detracting slightly.

The Fund's top contributor for the period was its investment in the acquisition of Zynga by Take-Two Interactive Software. In January 2022, Zynga, a US-based software gaming company with a focus on mobile and social games, agreed to be acquired by Take-Two, a US-based software gaming company, for $12.1 billion in cash and stock. Under the Biden administration US antitrust regulators have been conducting increasingly stringent reviews of mergers and acquisitions (M&A), and the spread on this deal traded wide due in part to fears it would be subject to an extended review given the companies were both large players in their space. Another factor contributing to the magnitude of the spread was a rumor that Take-Two itself was a takeout candidate. A bid for Take-Two would put arbitrageurs at risk should they decide to fully hedge their Zynga position by shorting the acquirer's shares, which led to widespread under-hedging and a dislocation in the deal spread. The Fund initiated a position at favorable rates of return and was rewarded when the deal successfully closed in May.

The second-largest contributor for the fiscal year was the Fund's position in Millennial Lithium Corp. Millennial Lithium is a Canadian exploration and development stage mining company focused on lithium resources in Argentina. In September 2021, Millennial received and agreed to an unsolicited all-cash acquisition offer from Contemporary Amperex Technology, a producer of lithium batteries, valuing the company at $319 million. Lithium-based batteries are used to power electric vehicles, and a bidding war emerged as demand for the technology has been surging amidst global automakers' continued transition to fully electric fleets. In November, Lithium Americas launched its competing cash bid valuing Millennial at $401 million. Lithium Americas ultimately won the asset with its superior offer and the deal successfully closed in January 2022, leading to gains for the Fund.

Conversely, the top detractor in the portfolio was the Fund's position in Twitter. In April 2022, Elon Musk – CEO of Tesla and SpaceX and one of the richest people in the world – launched an unsolicited bid to personally acquire the 91% of US social media company Twitter that he did not already own for $41.3 billion in cash. Musk put together a financing package combining commitments from a group of banks led by Morgan Stanley and private equity firms with his own personal assets, including loans backed by his holdings in Tesla stock. Musk's commitment to the deal has seemingly wavered in line with the fortunes of Tesla shares, which have traded down significantly since Twitter's board agreed to the deal. (For example, even though he agreed to waive due diligence in the merger agreement, in early June he threatened to scuttle the transaction if Twitter didn't reveal details into the number of fake and bot accounts on their platform.) While Musk's capriciousness has led to volatility in this deal's spread, the merger agreement is strong and leaves few avenues for him to escape his obligation to complete the acquisition. The Fund maintains its exposure.

The second-largest detractor for the period was the Fund's position in the acquisition of Avast by NortonLifeLock. In July 2021, Avast, a Czech Republic-based software developer of cybersecurity and antivirus products, agreed to be acquired by NortonLifeLock, a US-based software developer of security, storage, and systems management solutions, for $7.2 billion in cash and stock. This transaction has experienced volatility in the deal spread due to regulatory concerns, with the UK's

Annual Report | May 31, 2022

AltShares Merger Arbitrage ETF  Manager Commentary (continued)

May 31, 2022 (Unaudited)

antitrust regulator – the Competition Markets Authority – concluding there was potential the merger could reduce competition and extending its probe into a second phase. Avast and Norton may need to agree to remedies to get the deal done, but the Fund continues to maintain its exposure to this deal and we expect a resolution by Q3 2022.

The Fund may utilize derivatives to implement position-level hedges or currency hedges. During the fiscal year, the Fund's investments in derivative instruments contributed to returns. Derivative performance was in line with expectations given prevailing market conditions over the period.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio Information

May 31, 2022

Performance (annualized returns as of May 31, 2022)

Net asset value ("NAV") represents the value of each share's portion of the Fund's underlying net assets (including cash) at the end of the trading day. Market price represents the mid-point between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund's NAV is calculated (usually 4:00 pm Eastern time).

	One Year	Five Year	Ten Year	Since Inception
AltShares Merger Arbitrage ETF* NAV Returns	1.24%	N/A	N/A	3.59%
AltShares Merger Arbitrage ETF* Market Price Returns	1.20%	N/A	N/A	3.63%
Water Island Merger Arbitrage USD Hedged Index	1.30%	N/A	N/A	4.39%

* Fund inception: 5/7/2020.

Current performance may be lower or higher than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. You can obtain performance data current to the most recent month-end by calling 1-855-955-1607. This table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Total Annual Fund Operating Expense ratio for the Fund is 0.67%. The expense ratio is as stated in the current prospectus and may differ from the expense ratio disclosed in the financial highlights in this report.

The Water Island Merger Arbitrage USD Hedged Index ("Underlying Index") is comprised of securities of U.S. and foreign companies of any market capitalization, which may from time to time include small and medium capitalization companies.

An investor may not invest directly in an index.

Risks: Investments are subject to risk, including possible loss of principal. There can be no assurance that the Fund will achieve its investment objectives. The Fund is non-diversified and is expected to be concentrated in certain industries and sectors as the Underlying Index and may be more sensitive to market or other developments that significantly affect those industries.

The Fund uses investment techniques with risks that are different from those ordinarily associated with equity investments. Such risks include merger arbitrage risk (in that the proposed reorganizations in which the Fund invests maybe renegotiated or terminated, in which case the Fund may realize losses) and short sale risk (in that the Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls). Short sales by the Fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

The Fund may invest in derivatives (such as forwards, futures including foreign forward currency contracts, options and swaps), which may cause the Fund to be susceptible to credit risk and currency

Annual Report | May 31, 2022

AltShares Merger Arbitrage ETF  Portfolio Information (continued)

May 31, 2022

fluctuations. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which could result in higher transaction costs and taxes.

Shares of the Fund may be bought or sold throughout the day at their market price on the exchange on which they are listed. The market price of fund shares may be at, above, or below their NAV and will fluctuate with changes in the NAV as well as with supply and demand in the market for the shares. The market price of fund shares may differ significantly from their NAV during periods of market volatility. Shares of the Fund may only be redeemed directly with the Fund at NAV by Authorized Participants, in large creation units. There can be no guarantee that an active trading market for fund shares will develop or be maintained or that their listing will continue or remain unchanged. Buying or selling fund shares on an exchange may require the payment of brokerage commissions and frequent trading may incur brokerage costs that detract significantly from investment returns.

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the shares of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio Information (continued)

May 31, 2022

Sector Weighting

The following chart shows the sector weightings of the AltShares Merger Arbitrage ETF's investments (including short sales and excluding derivatives) as of the report date.

Annual Report | May 31, 2022

AltShares Merger Arbitrage ETF  Portfolio of Investments

May 31, 2022

	Shares	Value
COMMON STOCKS - 91.01%
Aerospace & Defense - 2.30%
Meggitt Plc(a)	92,074	$899,174
Ultra Electronics Holdings Plc	22,026	899,260
		1,798,434
Agriculture - 2.08%
Swedish Match AB	157,465	1,626,899
Auto Parts & Equipment - 2.99%
Meritor, Inc.(a)(b)	42,402	1,533,680
Tenneco, Inc., Class A(a)(b)	46,531	805,452
		2,339,132
Banks - 2.89%
First Horizon Corp.(b)	79,937	1,824,962
TriState Capital Holdings, Inc.(a)(b)	14,167	433,227
		2,258,189
Biotechnology - 3.93%
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	10,431	1,499,248
Sierra Oncology, Inc.(a)(b)	20,931	1,146,600
Swedish Orphan Biovitrum AB(a)	20,633	431,423
		3,077,271
Chemicals - 4.45%
Atotech Ltd.(a)(b)	55,696	1,131,186
GCP Applied Technologies, Inc.(a)(b)	37,342	1,162,083
Rogers Corp.(a)	4,483	1,189,698
		3,482,967
Commercial Services - 3.74%
GXO Logistics, Inc.(a)	1,365	74,101
MoneyGram International, Inc.(a)(b)	130,496	1,315,400
Nielsen Holdings Plc	59,966	1,532,731
		2,922,232
Computers & Computer Services - 1.14%
Avast Plc(c)	145,588	891,043
Construction Materials - 1.48%
Cornerstone Building Brands, Inc.(a)	47,212	1,159,055
Diversified Financial Services - 1.58%
Intertrust N.V.(a)(c)	19,901	413,621
Manning & Napier, Inc.(b)	32,851	417,208
Sanne Group Plc(a)	35,615	403,906
		1,234,735

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2022

	Shares	Value
COMMON STOCKS - 91.01% (Continued)
Energy - Alternate Sources - 1.96%
Renewable Energy Group, Inc.(a)	25,058	$1,536,306
Food - 1.73%
Sanderson Farms, Inc.(b)	6,776	1,351,812
Gas - 2.01%
South Jersey Industries, Inc.(b)	45,090	1,571,387
Healthcare - Products - 1.00%
Natus Medical, Inc.(a)	23,959	785,616
Healthcare - Services - 4.11%
LHC Group, Inc.(a)(b)	9,269	1,544,772
Quidelortho Corp.(a)	4,029	382,890
Tivity Health, Inc.(a)	39,722	1,286,993
		3,214,655
Insurance - 2.27%
Alleghany Corp.(a)	2,131	1,776,785
Internet - 6.90%
Anaplan, Inc.(a)	27,228	1,786,157
BasWare Oyj(a)	9,745	415,854
Mandiant, Inc.(a)(b)	70,225	1,548,461
Twitter, Inc.(a)(b)	41,549	1,645,341
		5,395,813
Leisure Time - 1.53%
Accell Group N.V.(a)	21,544	1,196,903
Machinery - Diversified - 1.61%
Welbilt, Inc.(a)	53,381	1,263,528
Media - 2.43%
Hemisphere Media Group, Inc.(a)	45,679	313,358
TEGNA, Inc.(b)	72,627	1,590,531
		1,903,889
Mining - 0.45%
Nomad Royalty Co. Ltd.(b)	44,766	349,622
Oil & Gas - 0.46%
Trecora Resources(a)	36,679	357,253
Packaging & Containers - 2.27%
Intertape Polymer Group, Inc.	56,922	1,774,017

See Notes to Financial Statements.

Annual Report | May 31, 2022

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2022

	Shares	Value
COMMON STOCKS - 91.01% (Continued)
Pharmaceuticals - 2.71%
Vifor Pharma AG(a)	12,132	$2,116,650
Real Estate Investment Trusts - 6.20%
American Campus Communities, Inc.	27,586	1,793,090
Preferred Apartment Communities, Inc.	50,747	1,265,630
PS Business Parks, Inc.	9,556	1,792,992
		4,851,712
Retail - 0.53%
Vivo Energy Plc(c)	234,479	413,063
Semiconductors - 2.01%
CMC Materials, Inc.(b)	8,866	1,568,750
Software - 17.05%
Activision Blizzard, Inc.(b)	20,688	1,611,181
CDK Global, Inc.	32,830	1,787,922
Cerner Corp.	18,880	1,790,768
Citrix Systems, Inc.	15,473	1,557,976
Datto Holding Corp.(a)	45,335	1,591,712
GTY Technology Holdings, Inc.(a)	131,626	779,226
Ideagen Plc	181,030	793,843
ManTech International Corp., Class A	16,284	1,557,565
Sailpoint Technologies Holdings, Inc.(a)	28,420	1,802,965
Take-Two Interactive Software, Inc.(a)	507	63,103
		13,336,261
Telecommunications - 7.20%
NeoPhotonics Corp.(a)(b)	50,838	783,414
Plantronics, Inc.(a)(b)	38,461	1,518,440
Switch, Inc., Class A	53,370	1,801,238
Vonage Holdings Corp.(a)(b)	78,947	1,529,203
		5,632,295
TOTAL COMMON STOCKS (Cost $72,643,082)		71,186,274
LIMITED PARTNERSHIPS - 1.16%
Pipelines - 1.16%
Rattler Midstream LP	52,947	904,864
TOTAL LIMITED PARTNERSHIPS (Cost $809,526)		904,864

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2022

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 4.92%
Money Market Funds
Morgan Stanley Institutional Liquidity Fund - Government Portfolio	0.717	%(d)	1,925,510	$1,925,510
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.854	%(d)	1,925,509	1,925,509
				3,851,019
TOTAL SHORT-TERM INVESTMENTS (Cost $3,851,019)				3,851,019
Total Investments - 97.09% (Cost $77,303,627)				75,942,157
Other Assets in Excess of Liabilities - 2.91%(e)				2,274,142
NET ASSETS - 100.00%				$78,216,299

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Security, or a portion of security, is being held as collateral for short sales, written option contracts or forward foreign currency exchange contracts. At May 31, 2022, the aggregate fair market value of those securities was $13,654,181, representing 17.44% of net assets.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2022, these securities had a total value of $1,717,727 or 2.20% of net assets.

(d)  Rate shown is the 7-day effective yield as of May 31, 2022.

(e)  Includes cash held as collateral for short sales and written option contracts.

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Brewin Dolphin Holdings Plc	Paid 1 Month SONIA Minus 94 bps (-1.878%)	07/08/2022	$—	$—	$—	GBP	917,832	$—

See Notes to Financial Statements.

Annual Report | May 31, 2022

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2022

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Meggitt Plc	Paid 1 Month SONIA Minus 54 bps (-1.478%)	07/08/2022	$—	$—	$—	GBP	304,498	$—
Morgan Stanley & Co./ Monthly	ContourGlobal Plc	Paid 1 Month SONIA Minus 94 bps (-1.878%)	05/24/2023	—	—	—	GBP	207,265	—
Morgan Stanley & Co./ Monthly	Entegris, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.430%)	05/06/2024	—	—	—	USD	443,285	—
Morgan Stanley & Co./ Monthly	Diamondback Energy, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.430%)	05/06/2024	—	—	—	USD	909,536	—
Morgan Stanley & Co./ Monthly	GXO Logistics, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.430%)	05/06/2024	—	—	—	USD	74,133	—
Morgan Stanley & Co./ Monthly	MKS Instruments, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.430%)	05/06/2024	—	—	—	USD	379,516	—

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2022

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	NortonLifeLock, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.430%)	05/06/2024	$—	$—	$—	USD	92,662	$—
Morgan Stanley & Co./ Monthly	Quidelortho Corp.	Received 1 Month- Federal Rate Minus 40 bps (-0.430%)	05/06/2024	—	—	—	USD	382,876	—
Morgan Stanley & Co./ Monthly	Raymond James Financial, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.430%)	05/06/2024	—	—	—	USD	348,852	—
Morgan Stanley & Co./ Monthly	Sandstorm Gold Ltd.	Received 1 Month- Federal Rate Minus 40 bps (-0.430%)	05/06/2024	—	—	—	USD	357,502	—
Morgan Stanley & Co./ Monthly	Albioma SA	Received 1 Month EURIBOR Minus 90 bps (-1.445%)	05/24/2024	—	—	—	EUR	1,088,942	—
Morgan Stanley & Co./ Monthly	Hibernia REIT Plc	Paid 1 Month EURIBOR Plus 50 bps (1.000%)	05/24/2024	—	—	—	EUR	736,328	—
						$—			$—

See Notes to Financial Statements.

Annual Report | May 31, 2022

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2022

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD	303,750	USD	237,327	Morgan Stanley & Co.	06/15/2022	$2,795
USD	2,077,927	CAD	2,609,090	Morgan Stanley & Co.	06/15/2022	15,374
CHF	20,600	USD	21,103	Morgan Stanley & Co.	06/15/2022	387
USD	22,232	CHF	20,600	Morgan Stanley & Co.	06/15/2022	742
EUR	226,940	USD	242,573	Morgan Stanley & Co.	06/15/2022	1,206
USD	3,134,950	EUR	2,836,050	Morgan Stanley & Co.	06/15/2022	88,471
GBP	1,341,900	USD	1,656,886	Morgan Stanley & Co.	06/15/2022	34,044
USD	5,601,025	GBP	4,279,300	Morgan Stanley & Co.	06/15/2022	208,672
SEK	4,774,140	USD	484,950	Morgan Stanley & Co.	06/15/2022	4,086
USD	1,620,295	SEK	15,511,070	Morgan Stanley & Co.	06/15/2022	31,435
						$387,212
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
CAD	1,106,010	USD	880,462	Morgan Stanley & Co.	06/15/2022	$(6,134)
USD	865,169	CAD	1,106,010	Morgan Stanley & Co.	06/15/2022	(9,160)
EUR	570,760	USD	631,932	Morgan Stanley & Co.	06/15/2022	(18,823)
GBP	1,034,400	USD	1,346,612	Morgan Stanley & Co.	06/15/2022	(43,163)
USD	1,040,057	GBP	828,700	Morgan Stanley & Co.	06/15/2022	(4,188)
SEK	6,920,860	USD	739,436	Morgan Stanley & Co.	06/15/2022	(30,505)
USD	1,761,106	SEK	17,249,420	Morgan Stanley & Co.	06/15/2022	(5,821)
						$(117,794)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
United States	79.49%
United Kingdom	5.81%
Canada	2.72%
Switzerland	2.71%
Sweden	2.63%
Netherlands	2.06%
Czech Republic	1.14%
Finland	0.53%
Other Assets in Excess of Liabilities	2.91%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2022

Abbreviations:

AB - Aktiebolag is the Swedish term for a limited company.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CAD - Canadian dollar

CHF - Swiss franc

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

GBP - British pound

LP - Limited Partnership

Ltd. - Limited

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Oyj - Osakeyhtio is the Finnish equivalent of a public limited company.

Plc - Public Limited Company

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

SEK - Swedish krona

SONIA - Sterling OverNight Index Average

USD - United States Dollar

See Notes to Financial Statements.

Annual Report | May 31, 2022

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2022

The following table summarizes AltShares Merger Arbitrage ETF's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2022:

Investments in Securities at Fair Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks**	$71,186,274	$—	$—	$71,186,274
Limited Partnerships	904,864	—	—	904,864
Short-Term Investments	3,851,019	—	—	3,851,019
TOTAL	$75,942,157	$—	$—	$75,942,157
Other Financial Instruments***
Assets
Forward Foreign Currency Exchange Contracts	$—	$387,212	$—	$387,212
Equity Swaps	0	—	—	0
Liabilities
Forward Foreign Currency Exchange Contracts	—	(117,794)	—	(117,794)
TOTAL	$0	$269,418	$—	$269,418

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as equity swaps and forward foreign currency exchange contracts.

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Event-Driven ETF  Manager Commentary

May 31, 2022 (Unaudited)

AltShares Event-Driven ETF

Fiscal Year Highlights

For the fiscal year ended May 31, 2022, AltShares Event-Driven ETF returned -10.63% at NAV and -10.54% at market price, net of fees. The primary source of negative performance was the Americas region, although Europe and Asia-Pacific also detracted slightly from returns. On a sector basis, the top contributors for the period were real estate and materials, while financials and information technology detracted the most from returns.

The Fund's top contributor for the fiscal year was our position in Canada-based movie theater chain Cineplex, a legacy special situation equity position that we continue to hold post the company's broken deal with UK-based peer Cineworld, which was announced in 2020. The original deal price was $34, however, given the dramatic decline in share prices of entertainment facility peers due to COVID-19, Cineworld preferred to abandon the deal rather than overpay or even agree to a price cut. As a result, Cineplex filed an aggressive statement of claim lawsuit, seeking damages commensurate with the $34 per share common shareholders would have received. In December 2021, the Ontario Court awarded damages for breach of contract to Cineplex in the amount of $1.2 billion. The Court also denied a counterclaim by Cineworld against Cineplex. Due to an ongoing appeal by Cineworld, however, the payment of damages has been delayed. We believe the current Cineplex share price does not factor in significant value related to the judgement and the forthcoming settlement. Additionally, the company's underlying fundamentals continue to improve – management expects box office revenue momentum to continue in the remainder of 2022, supported by a strong film slate and the release of government restrictions – which we expect to be further positive catalysts for the stock in 2022.

The Fund's second-best performer for the period was our position in the merger of US-based semiconductor manufacturers Xilinx and Advanced Micro Devices. In October 2020, Xilinx agreed to be acquired by Advanced Micro Devices for $35.7 billion in stock. This transaction experienced ongoing volatility in the deal spread, in large part due to its lengthy timeline stemming from continued delays in receiving regulatory approval from China (a required condition to complete the deal, where antitrust reviews are a notoriously opaque process). The companies ultimately received approval from China in February 2022 and the merger subsequently closed successfully, leading to gains for the Fund.

Conversely, the Fund's top detractor for the fiscal year was our position in MoneyLion (formerly known as Fusion Acquisition Corp). Fusion Acquisition Corp was a special purpose acquisition company (SPAC) formed to pursue an acquisition in the financial services industry, with a particular focus on fintech, wealth management, and asset management. We initiated our position in Fusion in June 2020, ultimately investing as both sponsor capital and through private investments in public equity (PIPEs). In February 2021, Fusion announced it had reached an agreement to acquire MoneyLion – a US-based digital financial platform including solutions for mobile banking, lending, investments, and cryptocurrency transactions and custody – in a deal valuing the target at $2.9 billion. This position has been volatile as public perception of SPACs ebbed and flowed. In September 2021, the deal was completed, thus bringing MoneyLion public, though the share price continued to experience volatility following the fortunes of both the broader equity and cryptocurrency markets, as well as pressure from insiders decreasing their exposure as their lockups expire.

The Fund's second-largest detractor for the period was our position in the failed merger Willis Towers Watson and Aon. In March 2020, Willis Towers Watson, a UK-based provider of insurance brokerage services, agreed to be acquired by Aon, a US-based peer, for $30.3 billion in stock. The companies

Annual Report | May 31, 2022

AltShares Event-Driven ETF  Manager Commentary (continued)

May 31, 2022 (Unaudited)

had already agreed to remedies with competition regulators in all required jurisdictions but one – the United States – when, following a second request from US regulators, the Department of Justice (DOJ) sued to block the merger in June 2021. While many expected the companies to not only fight the DOJ in court, but ultimately emerge victorious, in July they announced their intent to instead abandon the planned merger. After the deal broke, the spread on this position traded through what we believed to be fair value on a standalone basis, as many event-driven investors sought to unwind their exposure at the same time. Rather than follow suit, we opted to maintain our exposure and take advantage of the volatility by trading around our position. In the aftermath of the deal break, multiple activist investors have initiated positions in Willis Towers and gained board seats, and we continue to unwind our exposure on strength as they seek to implement constructive changes at the company or even push for another sale.

The Fund may utilize derivatives for several purposes, primarily to implement position-level hedges, portfolio-level hedges, or currency hedges. During the fiscal year, the Fund's investments in derivative instruments detracted from returns. Derivative performance was in line with expectations given prevailing market conditions over the period.

www.altsharesetfs.com | 1-855-955-1607

AltShares Event-Driven ETF  Portfolio Information

May 31, 2022

Performance (annualized returns as of May 31, 2022)

Net asset value ("NAV") represents the value of each share's portion of the Fund's underlying net assets (including cash) at the end of the trading day. Market price represents the mid-point between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund's NAV is calculated (usually 4:00 pm Eastern time).

	One Year	Five Year	Ten Year	Since Inception
AltShares Event-Driven ETF NAV Returns	-10.63%	6.54%	—	4.48%
AltShares Event-Driven ETF Market Price Returns	-10.54%	6.56%	—	4.50%
ICE BofA 3-Month Treasury Bill Index	0.14%	1.12%	—	0.84%
S&P 500®	-0.30%	13.38%	—	11.80%

Current performance may be lower or higher than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. You can obtain performance data current to the most recent month-end by calling 1-855-955-1607. This table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Total Annual Fund Operating Expense ratio for the Fund is 1.30%. The expense ratio is as stated in the current prospectus and may differ from the expense ratio disclosed in the financial highlights in this report.

The ICE BofA U.S. 3-Month Treasury Bill Index (formerly named, ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index) tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

The Standard and Poor's 500, or simply the S&P 500, is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the United States.

An investor may not invest directly in an index.

The Fund has adopted the performance history and assumed the financial information of its Predecessor Mutual Fund, the Water Island Long/Short Fund. The financial information shown is for the Predecessor Mutual Fund for the periods prior to September 20, 2021, the inception date of the Fund. (Note 1)

Risks: Investments are subject to risk, including possible loss of principal. There can be no assurance that the Fund will achieve its investment objectives. The Fund is non-diversified and is expected to be concentrated in certain industries and sectors as the Underlying Index and may be more sensitive to market or other developments that significantly affect those industries.

Annual Report | May 31, 2022

AltShares Event-Driven ETF  Portfolio Information (continued)

May 31, 2022

The Fund uses investment techniques with risks that are different from those ordinarily associated with equity investments. Such risks include merger arbitrage risk (in that the proposed reorganizations in which the Fund invests maybe renegotiated or terminated, in which case the Fund may realize losses) and short sale risk (in that the Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls). Short sales by the Fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

The Fund may invest in derivatives (such as forwards, futures including foreign forward currency contracts, options and swaps), which may cause the Fund to be susceptible to credit risk and currency fluctuations. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which could result in higher transaction costs and taxes.

Shares of the Fund may be bought or sold throughout the day at their market price on the exchange on which they are listed. The market price of fund shares may be at, above, or below their NAV and will fluctuate with changes in the NAV as well as with supply and demand in the market for the shares. The market price of fund shares may differ significantly from their NAV during periods of market volatility. Shares of the Fund may only be redeemed directly with the Fund at NAV by Authorized Participants, in large creation units. There can be no guarantee that an active trading market for fund shares will develop or be maintained or that their listing will continue or remain unchanged. Buying or selling fund shares on an exchange may require the payment of brokerage commissions and frequent trading may incur brokerage costs that detract significantly from investment returns.

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the shares of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

www.altsharesetfs.com | 1-855-955-1607

AltShares Event-Driven ETF  Portfolio Information (continued)

May 31, 2022

Sector Weighting

The following chart shows the sector weightings of the AltShares Event-Driven ETF's investments (including short sales and excluding derivatives) as of the report date.

* Concentration Risk: If a large percentage of mergers or event-driven investment opportunities taking place within the U.S. are within one industry over a given period of time, the Fund may invest a large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Annual Report | May 31, 2022

AltShares Event-Driven ETF  Portfolio of Investments

May 31, 2022

	Shares	Value
COMMON STOCKS - 89.51%
Auto Parts & Equipment - 1.53%
Meritor, Inc.(a)(b)	813	$29,406
Tenneco, Inc., Class A(a)(b)	770	13,329
		42,735
Banks - 1.28%
First Horizon Corp.(b)	1,568	35,797
Biotechnology - 1.99%
Aura Biosciences, Inc.(a)(b)	1,750	30,573
Sierra Oncology, Inc.(a)	454	24,870
		55,443
Chemicals - 4.72%
GCP Applied Technologies, Inc.(a)	964	30,000
Rogers Corp.(a)(b)	383	101,640
		131,640
Commercial Services - 3.07%
Moneylion, Inc.(a)(c)	10,925	19,228
Nielsen Holdings Plc	2,007	51,299
PayPal Holdings, Inc.(a)	176	14,997
		85,524
Construction Materials - 1.67%
Cornerstone Building Brands, Inc.(a)	1,896	46,547
Electronics - 4.67%
Coherent, Inc.(a)(b)	481	130,332
Energy - Alternate Sources - 1.36%
Renewable Energy Group, Inc.(a)	617	37,828
Entertainment - 2.93%
Cineplex, Inc.(a)	8,000	81,654
Healthcare - Products - 0.77%
Natus Medical, Inc.(a)	487	15,969
Pacific Biosciences of California, Inc.(a)	1,000	5,630
		21,599
Healthcare - Services - 3.18%
LHC Group, Inc.(a)(b)	309	51,498
Tivity Health, Inc.(a)	1,123	36,385
UpHealth, Inc.(a)(c)	1,176	875
		88,758

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2022

	Shares	Value
COMMON STOCKS - 89.51% (Continued)
Insurance - 8.71%
Alleghany Corp.(a)	150	$125,067
Hartford Financial Services Group, Inc. (The)(b)	792	57,428
Willis Towers Watson Plc	287	60,577
		243,072
Internet - 7.88%
Anaplan, Inc.(a)	2,264	148,519
Mandiant, Inc.(a)(b)	967	21,322
Pinterest, Inc., Class A(a)(b)	792	15,563
Twitter, Inc.(a)	870	34,452
		219,856
Machinery - Diversified - 2.85%
Crane Holdings Co.(b)	193	18,462
Welbilt, Inc.(a)(b)	2,579	61,045
		79,507
Media - 5.60%
TEGNA, Inc.	3,625	79,387
Warner Bros Discovery, Inc.(a)	1,622	29,926
Houghton Mifflin Harcourt Co.(a)(d)	2,228	46,788
		156,101
Pharmaceuticals - 1.88%
Covetrus, Inc.(a)	1,512	31,480
Paratek Pharmaceuticals, Inc.(a)(b)	11,015	20,818
		52,298
Real Estate Investment Trusts - 7.60%
American Campus Communities, Inc.	631	41,015
Bluerock Residential Growth REIT, Inc.	1,160	31,320
Healthcare Realty Trust, Inc.	1,000	29,070
Healthcare Trust of America, Inc., Class A	1,135	34,107
Preferred Apartment Communities, Inc.	1,764	43,994
PS Business Parks, Inc.	173	32,460
		211,966
Semiconductors - 7.27%
Advanced Micro Devices, Inc.(a)	973	99,110
CMC Materials, Inc.	489	86,523
Magnachip Semiconductor Corp.(a)(b)	882	17,199
		202,832

See Notes to Financial Statements.

Annual Report | May 31, 2022

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2022

	Shares	Value
COMMON STOCKS - 89.51% (Continued)
Software - 17.57%
Activision Blizzard, Inc.	814	$63,394
CDK Global, Inc.	1,255	68,347
Cerner Corp.	1,100	104,335
Change Healthcare, Inc.(a)(b)	1,025	24,692
Citrix Systems, Inc.	773	77,833
Datto Holding Corp.(a)	472	16,572
Five9, Inc.(a)(b)	683	66,053
ManTech International Corp., Class A	253	24,200
Momentive Global, Inc.(a)	483	5,883
Sailpoint Technologies Holdings, Inc.(a)	385	24,425
VMware, Inc., Class A	112	14,347
		490,081
Telecommunications - 2.98%
NeoPhotonics Corp.(a)(b)	2,024	31,190
Plantronics, Inc.(a)	842	33,242
Vonage Holdings Corp.(a)	967	18,731
		83,163
TOTAL COMMON STOCKS (Cost $2,719,657)		2,496,733
EXCHANGE-TRADED FUNDS - 1.48%
Equity Fund - 1.48%
SPDR S&P 500 ETF Trust	100	41,293
TOTAL EXCHANGE-TRADED FUNDS (Cost $41,076)		41,293

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 2.92%
Auto Parts & Equipment - 1.83%
Meritor, Inc.(e)	12/15/2028	4.500%	$19,000	$18,772
Tenneco, Inc.(e)	04/15/2029	5.125%	33,000	32,338
				51,110
Entertainment - 1.09%
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In(e)	11/15/2027	8.500%	28,000	30,382
TOTAL CORPORATE BONDS (Cost $83,557)				81,492

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2022

	Maturity Date	Rate	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS - 5.85%
Auto Manufacturers - 0.94%
Lightning eMotors, Inc.(e)	05/15/2024	7.500%	$34,365	$26,200
Healthcare - Services - 2.32%
UpHealth, Inc.(e)	06/15/2026	6.250%	87,000	64,763
Software - 2.59%
Kaleyra, Inc.(e)	06/01/2026	6.125%	87,000	72,210
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $208,230)				163,173

	Shares	Value
WARRANTS(a) - 0.00%(f)
Commercial Services - 0.00%(f)
Moneylion, Inc., Exercise Price $11.50, Expires 09/22/2026	440	$94
Healthcare - Services - 0.00%(f)
UpHealth, Inc., Exercise Price $11.50, Expires 07/01/2024(c)	117	8
TOTAL WARRANTS (Cost $0)		102
PRIVATE INVESTMENTS(a)(c)(d)(g) - 0.02%
Fast Capital LLC	400	400
TOTAL PRIVATE INVESTMENTS (Cost $414)		400
Total Investments - 99.78% (Cost $3,052,934)		2,783,193
Other Assets in Excess of Liabilities - 0.22%(h)		6,098
NET ASSETS - 100.00%		$2,789,291

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Security, or a portion of security, is being held as collateral for short sales, written option contracts or forward foreign currency exchange contracts. At May 31, 2022, the aggregate fair market value of those securities was $540,660, representing 19.38% of net assets.

(c)  Restricted securities (including private placements) - The Fund may own investment securities that have other legal or contractual limitations. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,511 or 0.74% of net assets.

See Notes to Financial Statements.

Annual Report | May 31, 2022

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2022

Restricted Security	Acquisition Date	Acquisition Cost
Fast Capital LLC	08/18/2020	$414
Moneylion, Inc.	06/19/2020	92,545
UpHealth, Inc.	06/08/2021	11,760
UpHealth, Inc., Exercise Price $11.50, Expires 07/01/2024	06/08/2021	—
Total		$104,719

(d)  Security fair valued using significant unobservable inputs and classified as a Level 3 security. As of May 31, 2022, the total fair market value of these securities was $47,188, representing 1.69% of net assets.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2022, these securities had a total value of $244,665 or 8.77% of net assets.

(f)  Less than 0.005% of net assets.

(g)  Represents a holding that is a direct investment into a private company and is not a listed or publicly traded entity.

(h)  Includes cash held as collateral for short sales and written option contracts.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS SOLD SHORT - (0.46%)
Electronics - (0.17%)
II-VI, Inc.	(76)	$(4,750)
Semiconductors - (0.29%)
Broadcom, Inc.	(14)	(8,122)
TOTAL SECURITIES SOLD SHORT (Proceeds $12,939)		$(12,872)

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	Entegris, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.430%)	10/06/2023	$—	$—	$—	USD	24,411	$—

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2022

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Monthly	II-VI, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-0.430%)	10/06/2023	$—	$—	$—	USD	22,563	$—
						$—			$—

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD	20,500	USD	15,938	Morgan Stanley & Co.	06/15/2022	$268
USD	20,800	CAD	26,250	Morgan Stanley & Co.	06/15/2022	48
						$316
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
CAD	37,580	USD	30,065	Morgan Stanley & Co.	06/15/2022	$(356)
USD	105,207	CAD	134,710	Morgan Stanley & Co.	06/15/2022	(1,285)
						$(1,641)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
United States	94.06%
Canada	2.93%
United Kingdom	2.17%
Republic of Korea	0.62%
Other Assets in Excess of Liabilities	0.22%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

See Notes to Financial Statements.

Annual Report | May 31, 2022

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2022

Abbreviations:

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CAD - Canadian dollar

ETF - Exchange-Traded Fund

LLC - Limited Liability Company

Plc - Public Limited Company

REIT - Real Estate Investment Trust

S&P - Standard & Poor's

SPDR - Standard & Poor's Depositary Receipt

USD - United States Dollar

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2022

The following table summarizes AltShares Event-Driven ETF's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2022:

Investments in Securities at Fair Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Auto Parts & Equipment	$42,735	$—	$—	$42,735
Banks	35,797	—	—	35,797
Biotechnology	55,443	—	—	55,443
Chemicals	131,640	—	—	131,640
Commercial Services	85,524	—	—	85,524
Construction Materials	46,547	—	—	46,547
Electronics	130,332	—	—	130,332
Energy - Alternate Sources	37,828	—	—	37,828
Entertainment	81,654	—	—	81,654
Healthcare - Products	21,599	—	—	21,599
Healthcare - Services	88,758	—	—	88,758
Insurance	243,072	—	—	243,072
Internet	219,856	—	—	219,856
Machinery - Diversified	79,507	—	—	79,507
Media	109,313	—	46,788	156,101
Pharmaceuticals	52,298	—	—	52,298
Real Estate Investment Trusts	211,966	—	—	211,966
Semiconductors	202,832	—	—	202,832
Software	490,081	—	—	490,081
Telecommunications	83,163	—	—	83,163
Exchange-Traded Funds	41,293	—	—	41,293
Corporate Bonds**	—	81,492	—	81,492
Convertible Corporate Bonds**	—	163,173	—	163,173
Warrants**	102	—	—	102
Private Investments	—	—	400	400
TOTAL	$2,491,340	$244,665	$47,188	$2,783,193

See Notes to Financial Statements.

Annual Report | May 31, 2022

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2022

Other Financial Instruments***	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Exchange Contracts	$—	$316	$—	$316
Equity Swaps	0	—	—	0
Liabilities
Common Stocks**	(12,872)	—	—	(12,872)
Forward Foreign Currency Exchange Contracts	—	(1,641)	—	(1,641)
TOTAL	$(12,872)	$(1,325)	$—	$(14,197)

*  Refer to footnote 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2022:

Investments in Securities	Balance as of May 31, 2021	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers out of Level 3		Balance as of May 31, 2022	Net change in Unrealized Appreciation (Depreciation) from investments still held as of May 31, 2022
Common Stock	$—	$11	$283	$48,111	$(1,617)	$—		$46,788	$283
Convertible Corporate Bonds	156,815	—	7,900	—	—	(164,715	)*	—	—
Private Investments	1,500	—	(1,514)	414	—	—		400	(1,514)
Total	$158,315	$11	$6,669	$48,525	$(1,617)	$(164,715)		$47,188	$(1,231)

*  Convertible Corporate Bonds in the amount of $164,715 were transferred out of Level 3 upon the conversion to securities that are priced using observable inputs.

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2022:

Investments in Securities	Fair Value at May 31, 2022	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$46,788	Deal Value	Final Determination on Dissent	$21	$21.00
Private Investments	$400	Cost	Cost	$1	$1.0000

See Notes to Financial Statements.

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  Statement of Assets and Liabilities

May 31, 2022

	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF
ASSETS
Investments:
At cost of investments	$77,303,627	$3,052,934
At fair value of investments (Note 2)	75,942,157	2,783,193
Cash	422,352	—
Deposits with brokers for securities sold short (Note 2)	—	12,475
Segregated cash for collateral (Note 2)	75,530	754
Receivable for investment securities sold	1,748,915	41,151
Unrealized appreciation on forward foreign currency exchange contracts (Note 9)	387,212	316
Dividends and interest receivable	17,261	6,410
Total Assets	78,593,427	2,844,299
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $0 and $12,939)	—	12,872
Due to bank	—	34,743
Foreign currency due to bank (Cost $4,431 and $2,443)	9,433	2,442
Payable for investment securities purchased	211,431	375
Unrealized depreciation on forward foreign currency exchange contracts (Note 9)	117,794	1,641
Payable to Adviser (Note 5)	36,449	2,935
Payable for swap reset	2,021	—
Total Liabilities	377,128	55,008
NET ASSETS	$78,216,299	$2,789,291
NET ASSETS CONSIST OF:
Paid-in capital	$78,221,436	$3,145,949
Distributable earnings (Accumulated loss)	(5,137)	(356,658)
NET ASSETS	$78,216,299	$2,789,291
PRICING OF SHARES:
Net assets	$78,216,299	$2,789,291
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,994,000	289,320
Net asset value per share	$26.12	$9.64

See Notes to Financial Statements.

Annual Report | May 31, 2022

  Statement of Operations

For the Year Ended May 31, 2022

	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF(a)
INVESTMENT INCOME
Dividend income	$182,736	$29,723
Foreign taxes withheld on dividends	(5,077)	(815)
Interest income	55	14,439
Total Investment Income	177,714	43,347
EXPENSES
Investment advisory fees (Note 5)	231,022	41,218
Administrative fees	—	8,456
Trustees' fees	—	1,425
Dividend expense	1,984	5,586
Interest rebate expense	142	2,346
Transfer agent fees	—	581
Custodian and bank service fees	—	10,150
Registration and filing fees	—	26,100
Printing of shareholder reports	—	1,266
Professional fees	—	2,952
Line of credit interest expense	—	1,166
Insurance expense	—	53
Chief Financial Officer fees	—	2,115
Other expenses	—	1,922
Total Expenses	233,148	105,336
Fees waived and/or reimbursed by the Adviser (Note 5)	(48,799)	(55,408)
Net Expenses	184,349	49,928
NET INVESTMENT INCOME (LOSS)	(6,635)	(6,581)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	(392,953)	85,964
Purchased option contracts	—	(4,113)
Swap contracts	1,553,090	(122,697)
Securities sold short	(9,358)	(1,896)
Written option contracts	—	(119)
Forward currency contracts	256,729	3,138
Foreign currency transactions (Note 9)	(30,486)	44
Net change in unrealized appreciation (depreciation) on:
Investments	(1,644,025)	(360,183)
Securities sold short	(23,955)	32,626
Foreign currency transactions (Note 9)	(1,027)	(140)
Purchased option contracts	—	2,083
Forward currency contracts	293,982	(1,033)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES	1,997	(366,326)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,638)	$(372,907)

(a)  The Fund has adopted the performance history and assumed the financial information of its Predecessor Mutual Fund, the Water Island Long/Short Fund. The financial information shown is for the Predecessor Mutual Fund for the periods prior to September 20, 2021, the inception date of the Fund. (Note 1)

See Notes to Financial Statements.

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  Statement of Changes in Net Assets

	AltShares Merger Arbitrage ETF		AltShares Event-Driven ETF
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022(a)	Year Ended May 31, 2021(a)
FROM OPERATIONS
Net investment loss	$(6,635)	$(8,748)	$(6,581)	$(49,945)
Net realized gains (losses) from:
Investments	(392,953)	1,247,953	85,964	1,234,358
Purchased option contracts	—	—	(4,113)	(67,328)
Swap contracts	1,553,090	(550,432)	(122,697)	(23,825)
Securities sold short	(9,358)	(499,948)	(1,896)	(275,252)
Written option contracts	—	—	(119)	37,620
Forward currency contracts	256,729	(16,159)	3,138	(9,131)
Foreign currency transactions	(30,486)	385	44	(171)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,644,025)	226,279	(360,183)	8,952
Securities sold short	(23,955)	84,207	32,626	528
Foreign currency transactions	(1,027)	(57)	(140)	56
Purchased option contracts	—	—	2,083	(3,306)
Written option contracts	—	—	—	(6,551)
Forward currency contracts	293,982	(22,553)	(1,033)	(1,576)
Net increase (decrease) in net assets resulting from operations	(4,638)	460,927	(372,907)	844,429
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from distributable earnings	—	(184,401)	(644,809)	—
Distributions from distributable earnings, Class R	—	—	—	(1,319	)(b)
Distributions from distributable earnings, Class I	—	—	—	(247,223)
Decrease in net assets from distributions to shareholders	—	(184,401)	(644,809)	(248,542)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 8):
Proceeds from shares sold	73,219,612	2,510,033	138,495	1,064,932
Shares issued in reinvestment of distributions	—	—	644,808	248,542
Payments for shares redeemed	(1,553,735)	—	(675,718)	(130,308)
Net increase (decrease) in net assets from capital share transactions	71,665,877	2,510,033	107,585	1,183,166
TOTAL INCREASE (DECREASE) IN NET ASSETS	71,661,239	2,786,559	(910,131)	1,779,053

See Notes to Financial Statements.

Annual Report | May 31, 2022

  Statement of Changes in Net Assets (continued)

	AltShares Merger Arbitrage ETF		AltShares Event-Driven ETF
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022(a)	Year Ended May 31, 2021(a)
NET ASSETS
Beginning of period	$6,555,060	$3,768,501	$3,699,422	$1,920,369
End of period	$78,216,299	$6,555,060	$2,789,291	$3,699,422

(a)  The Fund has adopted the performance history and assumed the financial information of its Predecessor Mutual Fund, the Water Island Long/Short Fund. The financial information shown is for the Predecessor Mutual Fund for the periods prior to September 20, 2021, the inception date of the Fund. (Note 1)

(b)  Effective May 25, 2021, Class R shares of the Predecessor Mutual Fund, the Water Island Long/Short Fund, were liquidated.

See Notes to Financial Statements.

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AltShares Merger Arbitrage ETF  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,			Period Ended
	2022		2021	May 31, 2020(a)
Net asset value, beginning of period	$25.81		$24.47	$25.00
Income (loss) from investment operations
Net investment loss(b)	(0.01)		(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.32		2.11	(0.52)
Total from investment operations	0.31		2.07	(0.53)
Less distributions
From net realized gains	—		(0.73)	—
Total distributions	—		(0.73)	—
Net asset value, end of period	$26.12		$25.81	$24.47
Total return(c)	1.20%		8.55%	(2.12	)%(d)
Net assets, end of period (in 000s)	$78,216		$6,555	$3,769
RATIOS TO AVERAGE NET ASSETS:
Net expenses(f)	0.60	%(g)	0.86%	0.75	%(e)
Net investment loss	(0.02)%		(0.14)%	(0.49	)%(e)
Portfolio turnover rate	414%		594%	22	%(d)

(a)  Commenced operations on May 7, 2020.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e)  Annualized.

(f)  Dividend expense totaled 0.01%, 0.03%, and 0.00% of average net assets for the years ended May 31, 2022, 2021, and the period ended May 31, 2020, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.08%, and 0.00% of average net assets for the years ended May 31, 2022 and 2021, and the period ended May 31, 2020, respectively.

(g)  Reflects the Adviser's contractual advisory fee limit.

See Notes to Financial Statements.

Annual Report | May 31, 2022

AltShares Event-Driven ETF  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2022(a)		2021(a)		2020(a)		2019(a)		2018(a)
Net asset value, beginning of period	$13.27		$10.45		$9.88		$10.12		$9.99
Income (loss) from investment operations
Net investment income (loss)(b)	(0.02	)(c)	(0.22)		0.30		0.01		(0.02)
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.20)		4.32		0.47		(0.05)		0.15
Total from investment operations	(1.22)		4.10		0.77		(0.04)		0.13
Less distributions
From net investment income	—		(0.45)		(0.06)		—		—
From net realized gains	(2.41)		(0.83)		(0.14)		(0.20)		—
Total distributions	(2.41)		(1.28)		(0.20)		(0.20)		—
Net asset value, end of period	$9.64		$13.27		$10.45		$9.88		$10.12
Total return(d)	(10.57)%		40.98	%(e)	7.84	%(e)	(0.29	)%(e)	1.30	%(e)
Net assets, end of period (in 000s)	$2,789		$3,699		$1,909		$2,344		$2,177
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)	3.20%		6.88%		12.53%		11.44%		12.27%
Net expenses after advisory fees waived and expenses reimbursed(f)(g)	1.52%		2.30%		1.66%		2.18%		2.10%
Net investment income (loss)	(0.20	)%(h)	(1.79)%		2.97%		0.12%		(0.22)%
Portfolio turnover rate	231%		329%		577%		528%		520%

(a)  The Fund has adopted the performance history and assumed the financial information of its Predecessor Mutual Fund, the Water Island Long/Short Fund – Class I. The financial information shown is for the Predecessor Mutual Fund for the periods prior to September 20, 2021, the inception date of the Fund. (Note 1)

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Dividend expense totaled 0.17%, 0.09%, 0.21%, 0.74%, and 0.66% of average net assets for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively. Interest rebate expense and line of credit interest expense totaled 0.11%, 0.77%, 0.01%, 0.00% and 0.00% of average net assets for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(g)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.24%, 1.44%, 1.44%, 1.44%, and 1.44% of average net assets for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(h)  Amount rounds to less than 0.01% per share.

See Notes to Financial Statements.

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AltShares Trust ETF Funds  Notes to Financial Statements

May 31, 2022

1. ORGANIZATION

The AltShares Trust (the "Trust") is a Delaware statutory trust which was organized on June 6, 2019 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objective and policies. The two series presently authorized are the AltShares Merger Arbitrage ETF (the "Merger Arbitrage ETF") and the AltShares Event-Driven ETF (the "Event-Driven ETF"), each a "Fund" and collectively the "Funds". The Merger Arbitrage ETF commenced operations on May 7, 2020. The investment objective of the Merger Arbitrage ETF is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its underlying index, the Water Island Merger Arbitrage USD Hedged Index (the "Underlying Index"). The Event-Driven ETF commenced operations on September 20, 2021. The investment objective of the Event-Driven ETF is to seek to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market. The Event-Driven ETF is the successor fund to the Water Island Long/Short Fund (the "Predecessor Mutual Fund") an open-end mutual fund (incepted December 31, 2014) that was a series of The Arbitrage Funds, a registered investment company advised by Water Island Capital, LLC. Effective as of the close of business on September 17, 2021, the Event-Driven ETF acquired the assets and assumed the liabilities, obligations, and the performance, financial, and other historical information of the Predecessor Mutual Fund. Historical information presented for the Event-Driven ETF is based on Class I of the Predecessor Mutual Fund. Water Island Capital, LLC acts as the Funds' investment adviser (the "Adviser"). The Adviser is responsible for overseeing the management and business affairs of the Funds, and has discretion to purchase and sell securities in accordance with the Funds' objectives, policies, and restrictions, subject to the authority of and supervision by the Trust's Board of Trustees (the "Board"). The Adviser continuously reviews, supervises, and administers the Funds' investment programs. The Funds, together with the series of The Arbitrage Funds, an open-end management investment company also advised by the Adviser, are part of a family of investment companies referred to as the Water Island Capital-Advised Funds.

Each Fund is a non-diversified exchange-traded fund ("ETF"). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. The Merger Arbitrage ETF is passively managed and the Event-Driven ETF is actively managed. Shares of the Funds are listed and traded on the NYSE Arca, Inc. (the "NYSE"). Market price for the shares may be different from the net asset value ("NAV"). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 10,000 shares, called "Creation Units." Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions ("Authorized Participants"). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Funds' distributor. Most retail investors do not qualify as Authorized Participants to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Annual Report | May 31, 2022

AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2022

Each Fund currently offers one class of shares, which has no front-end sales load and no deferred sales charge. A purchase (i.e., creation) or redemption transaction fee is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units. The standard fixed creation transaction fee for each Fund is $250. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with such cash transactions. Variable fees received by the Funds are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The Funds are considered investment companies for financial reporting purposes under GAAP and Accounting Standards Codification Topic 946 — Financial Services — Investment Companies.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform, which provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions which are affected by reference rate reform if certain criteria are met. Such provisions are elective and apply to all entities as of March 12, 2020 through December 31, 2022, subject to meeting certain criteria, that have transactions that reference LIBOR (London Interbank Offered Rate) or another reference rate that are discontinued because of reference rate reform. ASU 2020-04 had no impact on the Funds during the current reporting period.

In July 2017, the Financial Conduct Authority, the United Kingdom's financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. The elimination of London Inter-Bank Offered Rate, among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It's possible that a subset of LIBOR settings will be published after these dates on a "synthetic" basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted, and market practices become settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 under the 1940 Act will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and in addition to these and other requirements, require funds to maintain a derivatives risk management program and appoint a derivatives risk manager. The Funds will not be required to comply with Rule 18f-4 until August 19, 2022.

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AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2022

Management expects that the adoption of this rule will not have a material impact on the Funds' financial statements.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of a fund's board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The Funds will not be required to comply with Rule 2a-5 until September 2022. Management expects that the adoption of this rule will not have a material impact on the Fund's financial statements.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments — The Funds' portfolio securities are valued as of the close of trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern standard time). Common stocks, mutual funds and other securities, including open short positions that are traded on a securities exchange, are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Redeemable securities issued by open-end investment companies are valued at the investment company's respective net asset value, with the exception of exchange-traded open-end investment companies, which are priced as common stocks. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. If a significant event that affects the valuation of a foreign security occurs between the close of a foreign security's primary exchange and the time the Funds calculate the NAV, the Funds may fair value the foreign security to account for this discrepancy. Securities which are listed on an exchange but which are not traded on the valuation date will be valued at last bid if held long, and last ask if held short. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices. When there is no bid price available, put and call options will typically be valued at zero. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Debt securities are priced based upon an evaluated bid provided by independent, third-party pricing agents. if available. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Single name swap agreements are valued based on the underlying terms of the agreement. Other swap agreements (such as baskets of securities) are valued daily based on the terms of the swap agreement as provided by an independent third party or the counterparty. If a third-party valuation is not available, these other swap agreements are valued based on the valuation provided by the counterparty.

Annual Report | May 31, 2022

AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2022

Other assets and securities for which no quotations are readily available are valued at fair value using methods determined in good faith by the Pricing Committee, which is under the supervision of the Board. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has been acquired through completion of a merger/tender or the security's primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Fair Value Measurements — In accordance with the authoritative guidance on fair value measurements under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year May 31, 2022, there were no significant changes to the Funds' fair value methodologies. Transfers for Level 3 securities, if any, are shown as part of the leveling table in the Funds' Portfolio of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the

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AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2022

determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Security Transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Short Positions — The Funds may sell securities short for economic hedging purposes. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Portfolio of Investments. The Funds are liable for any dividends and interest payable on securities while those securities are in a short position. The Funds are charged an interest rebate expense by the prime broker on securities sold short. The interest rebate expense is charged for the duration of time that a security is sold short and is shown on the Statement of Operations.

Collateral — The Funds maintain a margin account with a broker that is used to hold proceeds received from short sales as well as daily mark-to-market adjustments. The balance is shown in the Statement of Assets and Liabilities as 'Deposits with brokers for securities sold short'. Further, both short sales and swap contracts require the Funds to maintain additional collateral with the broker/counterparty and to pledge assets or cash which is held in a segregated tri-party account. Securities pledged as collateral are designated in the Schedule of Investments and cash collateral as 'Segregated cash for collateral' in the Statement of Assets and Liabilities.

Derivative Instruments and Hedging Activities — The following discloses the Funds' use of derivative instruments and hedging activities.

The Funds' investment objectives not only permit the Funds to purchase investment securities, but they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, swap contracts, forward foreign currency exchange contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to satisfy the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors. The Funds may, but are not required to, seek to reduce their currency risk by hedging part or all of its exposure to various foreign currencies.

Market Risk Factors — In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Investments in securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. To the extent the Funds invest in securities of small and medium capitalization companies, they may be more vulnerable to adverse business events than larger, more established companies.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an

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AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2022

increase in general interest rates will tend to reduce the market value of fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

Credit Risk: Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

The extent of the impact of the novel coronavirus ("COVID-19") outbreak on the financial performance of the Funds continues to depend on future developments, including duration and spread of the outbreak, related advisories and restrictions, and the impact of COVID-19 on the financial markets and the overall economy, all of which are highly uncertain and cannot be predicted. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and could negatively impact the Funds' ability to achieve their investment objectives. If the financial markets and/or the overall economy continue to be impacted for an extended period of time, the Funds' results of operations may be materially adversely affected.

Market Disruption Risks Related to Russia-Ukraine Conflict: Russia's invasion of Ukraine in late February 2022, the resulting responses of various countries, the European Union and NATO to Russia's actions (including potential further sanctions), the potential for military escalation and other corresponding events, including potential retaliatory actions (including cyberattacks) by Russia, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impact may be particularly acute in certain sectors including, but not limited to, energy, financials, commodities, engineering and defense. This could negatively affect Fund performance and the value of an investment in the Funds, even beyond any direct investment exposure the Funds may have to Russian issuers or the adjoining geographic regions.

Risk of Investing in Derivatives — The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds' performance.

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Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative instruments and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market or otherwise close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty to a transaction will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by derivative type in the notes that follow.

Tracking Error Risk — As a passively managed Fund, the Merger Arbitrage ETF seeks to track the performance of its respective Underlying Index, although it may not be successful in doing so. The divergence between the performance of the Fund and the Underlying Index, positive or negative, is called "tracking error." Tracking error can be caused by many factors and it may be significant.

Shares of the Funds May Trade at Prices Other Than NAV — Shares of the Funds may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Funds will approximate the Funds' NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the Funds in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of Fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption.

Please refer to each Fund's prospectus for a more complete description of the principal risks of investing in the Funds.

Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Funds' foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Funds' securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

Foreign currency exchange contracts held by the Funds at May 31, 2022 are disclosed in the Portfolio of Investments.

During the year ended May 31, 2022, the Funds entered into foreign currency exchange contracts to hedge currency risk.

Warrants/Rights — The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. The Funds typically use warrants and rights to adjust risk and return of their overall investment positions. Risks associated with the use of warrants and rights arise from the potential inability to enter into trading transactions because of an illiquid secondary market and from unexpected movements in security values. Warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than other types of derivatives. In addition, the terms of warrants or rights may limit the Funds' ability to exercise the warrants or rights at such times and in such quantities as the Funds would otherwise wish. Warrants and

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AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2022

rights generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Warrants and rights held by the Funds at May 31, 2022 are disclosed in the Portfolio of Investments.

Swaps — The Funds may enter into interest rate, index, equity, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Funds than if the Funds had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange ("centrally cleared swaps") or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Funds' counterparty on the swap agreement becomes the CCP.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to the Funds' portfolio because, in addition to its total net assets, the Funds would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually an identified reference rate such as the Secured Overnight Financing Rate ("SOFR") or the Federal Funds Rate, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Funds thereunder. Swap agreements also entail the risk that the Funds will not be able to meet their obligation to the counterparty. Generally, the Funds will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Funds receiving or paying, as the case may be, only the net amount of the two payments).

The Funds will typically enter into agreements based on either long or short exposure to underlying equities. To help mitigate against default risk by the counterparty these agreements are reset monthly, with cashflows exchanged based on the change in the value of the underlying equity from either the opening price or the last reset price, netted against the interest leg of the swap.

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Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Funds' current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Funds' current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Funds), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of the Funds' portfolios. Any net amount accrued but not yet paid to the Funds by the counterparty under a swap agreement (i.e., the Funds' current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Funds. The Funds' maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities.

Whether the Funds' use of swap agreements will be successful in furthering their investment objectives will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, the Funds that have entered into centrally cleared swaps are subject to the risk of the failure of the CCP. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Funds' ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") govern over-the-counter financial derivative transactions entered into by the Funds and counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap agreements held by the Funds at May 31, 2022 are disclosed in the Portfolio of Investments.

During the year ended May 31, 2022, the Funds entered into swap agreements to invest outside the U.S. more efficiently and to hedge positions within the U.S.

Fair Value and Activity of Derivative Instruments — Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral

Annual Report | May 31, 2022

AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2022

amounts posted by the Funds or any counterparty on the Statement of Assets and Liabilities. The fair value of derivative instruments for the Funds as of May 31, 2022, was as follows:

Merger Arbitrage ETF

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$387,212	Unrealized depreciation on forward foreign currency exchange contracts	$117,794
		$387,212		$117,794

Event-Driven ETF

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$316	Unrealized depreciation on forward foreign currency exchange contracts	$1,641
		$316		$1,641

The effect of derivative instruments on the Funds' Statement of Operations for the year ended May 31, 2022, was as follows:

Merger Arbitrage ETF

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Forward Foreign Currency Exchange Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$256,729	$293,982

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Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Swap Contracts	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	$1,553,090	$—
		$1,809,819	$293,982

Event-Driven ETF

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Forward Foreign Currency Exchange Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$3,138	$(1,033)
Swap Contracts	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	(122,697)	—
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	(4,113)	2,083
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	(119)	—
		$(123,791)	$1,050

Volume of derivative instruments held by the Funds during the year ended May 31, 2022, was as follows:

Merger Arbitrage ETF

Derivative Type	Unit of Measurement	Monthly Average
Swap Contracts	Notional Quantity	$8,714,009
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(3,855,233)

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AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2022

Event-Driven ETF

Derivative Type	Unit of Measurement	Monthly Average
Swap Contracts	Notional Quantity	$981,160
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(85,749)
Purchased Option Contracts	Contracts	1
Written Option Contracts	Contracts	1

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The Funds held financial instruments such as equity swaps that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2022. All other derivative contracts held by the Funds were not subject to netting agreements. As of May 31, 2022, there was no unrealized appreciation or depreciation on these instruments held by the Funds.

Investment Income — Interest income, adjusted for amortization of premium and accretion of discount, if any, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of any non-reclaimable tax withholdings. Distributions from real estate investment trusts ("REITs") may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes when information is not available.

Dividends and Distributions to Shareholders — Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Funds. Dividends arising from net investment income, if any, are declared daily and paid monthly, and net capital gain distributions, if any, are declared and paid at least annually to shareholders.

Cash — The Funds may invest a portion of their assets in cash or cash items. These cash items and other high-quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers' acceptances, commercial paper, bank certificates of deposit and investment companies that invest primarily in such instruments. As of May 31, 2022, cash held by the Funds represented cash held at a third-party custodian.

Federal Income Tax — It is the Funds' policy to continue to comply with the special provisions of Subchapter M of the Code, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a fund so qualifies and distributes at least 90% of its taxable net income, a fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

As of and during the year ended May 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and, if applicable, penalties for any

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uncertain tax positions. Interest and penalty expense will be recorded as a component of interest or other tax expense. No interest or penalties were recorded during the year ended May 31, 2022. The Funds file U.S. federal, state, and local tax returns as required. The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT TRANSACTIONS

During the year ended May 31, 2022, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, U.S. government securities, equity swap contracts, purchased and written option contracts and securities sold short, were as follows:

	Merger Arbitrage ETF	Event-Driven ETF
Purchases	$125,001,942	$8,015,018
Sales and Maturities	124,232,735	9,079,253

4. IN-KIND TRANSACTIONS

The consideration for the purchase of Creation Units of the Funds often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities held in each Fund's investment portfolio and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the Funds that will offset the transaction costs to the Funds of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the Funds. From time to time, the Adviser may cover the cost of any transaction fees when believed to be in the best interests of the Funds.

The in-kind transaction activity for the year ended May 31, 2022 was $71,136,207 and $0 of in-kind purchases of securities and $1,493,422 and $333,425 of in-kind sales of securities for the Merger Arbitrage ETF and Event-Driven ETF, respectively.

5. ADVISORY FEES

Investment Advisory Agreement

The Funds' investments are managed by the Adviser according to the terms of Investment Advisory Agreement. Under the Investment Advisory Agreement between the Adviser and the Funds, each Fund pays the Adviser an annual advisory fee based on its average daily net assets for the services and facilities the Adviser provides, payable at the annual rates set forth below:

Fund	Advisory Fee
Merger Arbitrage ETF	0.75%
Event-Driven ETF	1.25	%*

*  Prior to September 20, 2021, under an Investment Advisory Agreement between the Adviser and the Predecessor Mutual Fund (Long/Short Fund) dated December 22, 2014, Long/Short Fund paid the Adviser an annual fee, which was computed and accrued daily and paid monthly, of 1.25% based on the Long/Short Fund's average daily net assets. Under an Amended and Restated Expense Waiver and Reimbursement Agreement for Long/Short Fund, the Adviser

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AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2022

had contractually agreed, at least until September 30, 2022, to waive its advisory fee and/or reimburse the Funds' other expenses to the extent that total operating expenses (exclusive of taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of 1.44% of the Funds' average daily net assets.

Under the Investment Advisory Fee Waiver Agreement between the Adviser and the Merger Arbitrage ETF, the Adviser has contractually agreed to limit its annual advisory fee to 0.55% of the Merger Arbitrage ETF's average daily net assets in order to limit the Fund's total annual fund operating expenses. This agreement remains in effect until September 30, 2022, unless terminated earlier by the Board.

The Adviser agrees to pay all expenses of the Trust, except for the (i) the compensation payable to the Adviser under the Investment Advisory Agreement, (ii) payments under a Fund's Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Funds may be a party and indemnification of the trustees and officers with respect thereto).

6. ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR

State Street Bank and Trust Company ("State Street") serves as Administrator for the Trust pursuant to an administration agreement ("Administration Agreement"). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of each Fund. State Street also serves as Custodian for the Funds pursuant to a custodian agreement ("Custodian Agreement"). As Custodian, State Street holds the Funds' assets and, as Fund Accounting Agent, calculates the net asset value of the Funds. State Street acts as a transfer agent for the Funds' authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly to State Street by the Adviser.

Foreside Financial Services, LLC (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement. The Adviser has agreed to compensate the Distributor to the extent that the Funds are not authorized to so compensate the Distributor.

7. RELATED PARTIES

As of May 31, 2022, the officers of the Trust were also employees of the Adviser.

8. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Year Ended May 31, 2022		Year Ended May 31, 2021
Merger Arbitrage ETF	Shares	Value	Shares	Value
Proceeds from shares sold	2,800,000	$73,219,612	100,000	$2,510,033
Payments for shares redeemed	(60,000)	(1,553,735)	—	—
Net increase	2,740,000	$71,665,877	100,000	$2,510,033

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	Year Ended May 31, 2022(a)		Year Ended May 31, 2021(a)
Event-Driven ETF	Shares	Value	Shares	Value
Proceeds from shares sold	12,649	$138,495	—	$—
Shares issued in reinvestment of distributions	61,822	644,808	—	—
Payments for shares redeemed	(63,862)	(675,718)	—	—
Net increase	10,609	$107,585	—	$—
	Year Ended May 31, 2022(a)		Year Ended May 31, 2021(a)
Event-Driven ETF	Shares	Value	Shares	Value
Class R
Shares issued in reinvestment of distributions	—	$—	112	$1,319
Payments for shares redeemed	—	—	(1,161)	(15,292)
Net decrease	—	$—	(1,049)	$(13,973)
Class I
Proceeds from shares sold	—	$—	83,622	$1,064,932
Shares issued in reinvestment of distributions	—	—	21,058	247,223
Payments for shares redeemed	—	—	(8,723)	(115,016)
Net increase	—	$—	95,957	$1,197,139

(a)  The Fund has adopted the performance history and assumed the financial information of its Predecessor Mutual Fund, the Water Island Long/Short Fund. The financial information shown is for the Predecessor Mutual Fund for the periods prior to September 20, 2021, the inception date of the Fund. (Note 1)

9. FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the basis outlined below:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on security transactions; and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

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AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2022

10. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

11. FEDERAL TAX INFORMATION

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is each Fund's intention to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount of distributions from net investment income and net realized gains, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and permanent differences are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate in the period that the differences arise.

Permanent differences between the Funds' financial statements and income tax reporting requirements are primarily attributable to gains and losses on certain foreign currency related transactions, short sale related dividend expense, investments in passive foreign investment companies, investments in swaps, ordinary loss netting to reduce short-term capital gains, convertible bonds, corporate actions, non-deductible excise tax activity and partnership basis adjustments. These have no effect on the Funds' net assets or net asset value per share.

Fund	Distributable Earnings (Accumulated Loss)	Paid-in Capital
Merger Arbitrage ETF	$(206,671)	$206,671
Event-Driven ETF*	(6,773)	6,773

*  Commenced operations on September 20, 2021.

The tax character of dividends and distributions declared and paid during the years ended May 31, 2022 and May 31, 2021 was as follows:

Fund	Year Ended	Ordinary Income	Long-Term Capital Gains*	Total Distributions
Merger Arbitrage ETF	5/31/2022	$—	$—	$—
	5/31/2021	184,401	—	184,401
Event-Driven ETF**	5/31/2022	$632,709	$12,100	$644,809
	5/31/2021	248,542	—	248,542

*  The Funds designate these distributions as long-term capital gains dividends per IRC code section 852(b)(3)(C).

**  Commenced operations on September 20, 2021. Figures shown represent the Predecessor Mutual Fund.

www.altsharesetfs.com | 1-855-955-1607

AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2022

As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Merger Arbitrage ETF	Event-Driven ETF*
Undistributed ordinary income	$1,796,023	$—
Accumulated capital gains/losses	—	—
Unrealized appreciation/(depreciation)	(1,479,843)	(177,074)
Capital loss carryover and late year ordinary loss deferrals	(321,317)	(179,584)
Total distributable earnings (accumulated loss)	$(5,137)	$(356,658)

*  Commenced operations on September 20, 2021. Figures shown represent the Predecessor Mutual Fund.

As of May 31, 2022, the cost and aggregate gross unrealized appreciation/(depreciation) of long security positions, short security positions and derivative instruments for federal income tax purposes were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Depreciation	Aggregate Cost of Investments for Income Tax Purposes
Merger Arbitrage ETF	$478,456	$(1,957,265)	$(1,478,809)	$77,420,966
Event-Driven ETF	57,519	(234,574)	(177,055)	2,960,248

The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) for the Funds are attributable to wash sales, passive foreign investment companies and forward contracts mark to market.

Capital Losses — As of May 31, 2022, the Merger Arbitrage ETF had $316,976 of short term and $4,341 of long term capital loss carryforward and the Event-Driven ETF had $68,538 of short term capital loss carryforward which may reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Late Year Losses

The Event-Driven ETF elected to defer to the period ending May 31, 2022 losses in the amount of $111,046.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized subsequent events relevant for financial statement disclosure.

Annual Report | May 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of
Trustees of the AltShares Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AltShares Trust (the Trust) (comprising the AltShares Merger Arbitrage ETF and the AltShares Event-Driven ETF, (collectively referred to as the "Funds")), including the schedules of investments, as of May 31, 2022, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Trust at May 31, 2022, the results of their operations, changes in their net assets, and their financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the AltShares Trust	Statement of operations	Statements of changes in net assets	Financial highlights
AltShares Merger Arbitrage ETF	For the year ended May 31, 2022	For each of the two years in the period ended May 31, 2022	For each of the 2 years in the period ended May 31, 2022, and the period from May 7, 2020 (commencement of operations) through May 31, 2020
AltShares Event-Driven ETF	For the year ended May 31, 2022	For each of the two years in the period ended May 31, 2022	For each of the five years in the period ended May 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned

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Report of Independent Registered Public Accounting Firm (continued)

as of May 31, 2022, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Water Island Capital investment companies since 2012.

Minneapolis, Minnesota
July 29, 2022

Annual Report | May 31, 2022

AltShares Trust ETF Funds  Disclosure of Fund Expenses

May 31, 2022 (Unaudited)

As a shareholder of a fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including advisory fees. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's cost in two ways:

Actual Fund Return. The section helps you to estimate the actual expenses after fee waivers, if any, that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

Hypothetical 5% Return. This section helps you compare your Fund's costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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AltShares Trust ETF Funds  Disclosure of Fund Expenses (continued)

May 31, 2022 (Unaudited)

	Beginning Account Value 12/01/2021	Ending Account Value 05/31/2022	Expense Ratio(a)		Expenses Paid During Period
AltShares Merger Arbitrage ETF
Actual	$1,000.00	$1,006.20	0.20	%(b)	$1.00
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	0.20	%(b)	$1.01

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  The Adviser agrees to pay all expenses of the Trust, except for the (i) the compensation payable to the Adviser under the Investment Advisory Agreement, (ii) payments under the Fund's Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the trustees and officers with respect thereto).

	Beginning Account Value 12/01/2021	Ending Account Value 05/31/2022	Expense Ratio(a)		Expenses Paid During Period
AltShares Event-Driven ETF
Actual	$1,000.00	$960.20	3.28	%(b)	$16.03
Hypothetical (5% return before expenses)	$1,000.00	$1,008.58	3.28	%(b)	$16.43

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  The Adviser agrees to pay all expenses of the Trust, except for the (i) the compensation payable to the Adviser under the Investment Advisory Agreement, (ii) payments under the Fund's Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the trustees and officers with respect thereto).

Annual Report | May 31, 2022

AltShares Trust ETF Funds  Additional Information

May 31, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-955-1607 or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds (and, with respect to the Event-Driven ETF, the Predecessor Mutual Fund) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-855-955-1607 or on the SEC's website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file a complete listing of their portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available on the Funds' website at www.altsharesetfs.com/resources or upon request by calling 1-855-955-1607. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov.

www.altsharesetfs.com | 1-855-955-1607

AltShares Trust ETF Funds  Approval of Investment Advisory Agreement

May 31, 2022 (Unaudited)

As required under the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of AltShares Trust (the "Trust"), which is comprised of AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF (each, a "Fund" and, collectively, the "Funds"), determines annually whether to continue each Fund's investment advisory agreement with Water Island Capital, LLC, the investment adviser to each Fund (the "Adviser"). In considering the renewal of the agreements, the Board, including a majority of those Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), as defined in the 1940 Act, met with representatives of the Adviser on May 17, 2022 and May 24, 2022 and in separate executive sessions in advance of and at the May 24, 2022 meeting (collectively, the "Meetings") and approved the continuation of the agreements after concluding that the continuation of the agreements was in the best interests of each Fund and its shareholders.

The Board requested and received materials relating to the agreements in advance of the Meetings. Among other things, the Board considered expense and performance comparisons with other funds in each Fund's peer group as determined by Broadridge Financial Solutions Inc. ("Broadridge"), an independent provider of fund industry data. The Board also considered additional substantial material prepared by the Funds' management, which generally included information including each Fund's average net assets; management fee and expense ratio; investment performance and risk metrics; information about services provided by the Adviser and profitability information. The Board also considered that it had reviewed the Funds' performance and other information requested by the Independent Trustees and provided by the Adviser and other service providers at the Meetings and throughout the year. In reviewing the agreements, the Board considered that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, noted that it would continue to consider information at each regularly scheduled meeting regarding, among other matters, the services provided by the Adviser to the Funds.

In evaluating the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including, among other matters: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Funds; (3) the costs of the services provided and the Adviser's profitability with respect to its services to the Funds; (4) the extent to which economies of scale could be realized by the Adviser as each Fund grows and whether fee levels enable Fund shareholders to share in the benefits of potential economies of scale, if any; and (5) other benefits derived by the Adviser from its relationship with the Funds. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board's decision to approve the agreement with respect to each Fund, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision. In connection with its deliberations, the Board considered information provided by the Adviser throughout the year at regular Board meetings and between Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meeting held on May 24, 2022.

Nature, Extent, and Quality of Services

Based on the written and oral reports received by the Board prior to and at the May 24, 2022 meeting, including in executive session, the Board considered the nature, quality, and extent of the services provided by the Adviser under the advisory agreements. The Board also noted information received at regular meetings and at other times throughout the year related to the services rendered by the Adviser. The Trustees further noted their familiarity with the Adviser prior to the inception of the Funds based on their service as board members of a separate registered, open-end management investment company sponsored and advised by the Adviser.

Annual Report | May 31, 2022

AltShares Trust ETF Funds  Approval of Investment Advisory Agreement (continued)

May 31, 2022 (Unaudited)

The Board reviewed information regarding the overall organization and business functions of the Adviser, and considered the background and experience of the Adviser's senior management and the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to each Fund's investment program. The Board also considered that the Adviser provides a number of additional services, including oversight of Fund service providers, duties with respect to the Funds' valuations, and operation of the Funds' compliance program. The Board considered the steps that the Adviser had taken during the past year to improve performance, including, without limitation, hiring and changes in personnel, enhancements in technology, and the Adviser's focus on evaluating risk and performance for the Funds. The Board also received and considered available information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for advisory services. In this regard, the Board noted that the AltShares Merger Arbitrage ETF uses a passively managed, rules-based investment approach and that there are no other accounts managed by the Adviser with a passive investment strategy. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new funds and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to the Funds.

Investment Advisory Fee Rates and Expenses and Performance

The Board reviewed and considered the contractual advisory fee rate for each Fund in light of the nature, extent and quality of the advisory services provided by the Adviser. The Board received and considered information on the contractual advisory fee and gross and net total operating expense ratios for each Fund in comparison to those of a group of funds within the Fund's Morningstar category selected independently by Broadridge (the "Peer Group") as well as to a larger group of funds selected by Broadridge in the same Morningstar category (the "Category"). For each Fund, the Board considered information provided by Broadridge on the Fund's contractual advisory fee in comparison with the contractual advisory fee that would have been charged by other funds within a Peer Group and Category assuming the other funds were similar in size to the Fund. The contractual advisory fee analysis does not take into account any fee waivers or expense reimbursements. The comparisons place a fund in various quartiles, with the first quartile being the lowest cost funds.

The performance of each Fund for the periods ended March 31, 2022, was compared to the performance of the funds within the Fund's Peer Group as well as to a larger group of funds selected by Broadridge in the same Morningstar category, regardless of asset size or primary channel of distribution ("Performance Category"). The comparisons placed each Fund in various quartiles, with the first quartile being the best performing funds. The Board also received and considered additional information provided by the Adviser on comparisons of the performance of each Fund relative to its target index, in the case of AltShares Merger Arbitrage ETF, or to its prospectus benchmark index, in the case of AltShares Event-Driven ETF, and to additional securities indices and funds that the Adviser deemed relevant to the Board's considerations. The Independent Trustees also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In evaluating the Funds' performance, the Board generally considered long-term performance to be more important than short-term performance and also took into account factors including general market conditions; the "style" in which the Funds are managed, as applicable, and whether that style is in or out of favor in the market; the relative sizes of the Funds; and fund cash flows.

The Board received a description of Broadridge's methodology for determining peer groups, and factored into its evaluation of each Fund's performance, fees and expenses the limitations inherent in the methodology for constructing peer groups and determining, from year to year, which funds

www.altsharesetfs.com | 1-855-955-1607

AltShares Trust ETF Funds  Approval of Investment Advisory Agreement (continued)

May 31, 2022 (Unaudited)

should be included in which peer groups, among other things. The Board recognized these inherent limitations and, taking into account commentary and information from management, also recognized that comparisons between a Fund and other funds in a peer category may not be as relevant in certain circumstances, given that in some cases a Fund may notably differ (for example, in its management techniques, product structure or relative size) when compared to other funds in the peer group. The Board considered information provided by Broadridge that each Fund's product structure and investment focus limited the number of potential peers, and therefore the number of funds included in each Fund's peer group was relatively small, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the analysis conducted by Broadridge provided a useful measure of comparative performance.

AltShares Merger Arbitrage ETF

AltShares Merger Arbitrage ETF's performance was compared to that of funds comprising the Morningstar Event Driven Category. The Fund's net total return ranked in the first quartile of the Performance Category for the one-year period. The Board also received and considered information regarding the tracking error achieved by the Adviser with respect to the Fund's performance relative to its target index, as well as comparisons of the Fund's performance to additional securities indices and funds that the Adviser deemed relevant to the Board's considerations. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the Fund. The Trustees recognized the Fund's relatively short track record of investment performance.

The Fund's contractual advisory fee was in the first quartile of its Category and Peer Group, and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of waivers/reimbursements) was in the first quartile for the Category and in line with the median of the Peer Group. The Board further noted that the Adviser had contractually agreed to reduce the Fund's advisory fee rate until September 30, 2022. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable.

AltShares Event-Driven ETF

AltShares Event-Driven ETF's performance was compared to that of funds comprising the Morningstar World Allocation Category. The Fund's net total return ranked in the fourth quartile of the Performance Category for the one-year period, in the first quartile of the Performance Category for the three- and five-year periods. The Board also received and considered information regarding the Fund's performance relative to its prospectus benchmark index, as well as comparisons of the Fund's performance to additional securities indices and funds that the Adviser deemed relevant to the Board's considerations. The Fund underperformed its prospectus benchmark, the ICE BofA U.S. 3-Month Treasury Bill Index, for the one year period and outperformed the index for the three- and five-year periods and since inception. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the Fund. The Trustees recognized that the Fund succeeded to the assets and operations of its predecessor mutual fund in a conversion transaction that closed on September 17, 2021, and therefore the Fund has a relatively short track record of investment performance during its operation as an exchange traded fund.

The Fund's contractual advisory fee was in the fourth quartile of its Category and Peer Group and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of waivers/reimbursements) was in the fourth quartile for the Category and Peer Group. It was noted that the median average net asset size of the funds in the Category and Peer Group was significantly larger than that of the Fund. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable.

Annual Report | May 31, 2022

AltShares Trust ETF Funds  Approval of Investment Advisory Agreement (continued)

May 31, 2022 (Unaudited)

Adviser Profitability

The Board considered information on the Adviser's profitability in serving as the investment adviser to the Funds. The Board considered that the Adviser had agreed to bear most of each Fund's expenses under a unitary fee arrangement, as specified in the advisory agreements, that each Fund had gathered limited assets since its inception, and that the Adviser had subsidized the Fund's operations. Based on these and other factors, the Board determined that profitability was not a material factor to be considered in connection with the renewal of the agreements.

Economies of Scale

The Board considered whether the Adviser would realize economies of scale with respect to its services to each Fund as the Fund grows larger, including the extent to which this would be reflected in the level of fees paid by each Fund to the Adviser. The Board noted that the advisory fee rate for each Fund does not include breakpoints, and that it was difficult, given the relatively short operating history of AltShares Merger Arbitrage ETF and smaller asset size of each Fund, to accurately evaluate potential economies of scale. The Board also considered that potential economies of scale may be shared with the Funds in manners other than fee breakpoints or fee waivers, including reinvestments in the Adviser's business, additional new product offerings, and pricing to scale from inception, among others. The Board noted that each Fund has a relatively short operating history as an exchange traded fund (ETF), has not gathered significant assets since its inception, and the Adviser has generally subsidized the expense of each Fund's operations. Based on this and other information, the Board determined that under the circumstances, economies of scale was not a material factor to be considered in connection with the renewal of the agreements.

Other Benefits

The Board evaluated the ancillary (or fall-out) benefits being received by the Adviser as a result of its relationship with the Funds. In particular, the Board considered the Adviser's accrual of soft dollar credits in connection with trading transactions for the Funds. The Board also considered that the potential benefits to be derived by the Adviser included the ability to increase its assets under management and, as a result, to have access to additional research resources and benefit to its reputation. The Board concluded that the fall-out benefits derived by the Adviser were consistent with the types of benefits generally derived by investment advisers to funds. The Board deemed these and any other potential fall-out benefits to be not material to the consideration of the advisory agreements.

Other Factors and Broader Review

As discussed above, the Board considered detailed materials received from the Adviser as part of the annual review and at quarterly meetings throughout the year. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed Fund performance reports and compliance reports along with various reports and information evaluating the Adviser's supervisory oversight of third-party service providers to the Funds.

Conclusion

The Board reviewed a memorandum from independent legal counsel discussing the legal standards applicable to its consideration of the advisory agreements. The Independent Trustees met in executive session with members of the Adviser's senior management and Independent Trustee counsel to review such standards and recent developments in this area of the law. The Board noted that it would continue to monitor the Funds at its regular meetings, during executive sessions of the Independent Trustees, and outside of the Board meetings. Based on its review, including consideration of each of

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AltShares Trust ETF Funds  Approval of Investment Advisory Agreement (continued)

May 31, 2022 (Unaudited)

the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that each Fund's advisory arrangement, as outlined in its advisory agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

AltShares Event-Driven ETF Initial Approval of Investment Advisory Agreement

At a meeting held on May 25, 2021, the Board of Trustees ("Board") of the AltShares Trust ("Trust"), including a majority of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), approved the investment advisory agreement ("Advisory Agreement") between Water Island Capital, LLC (the "Adviser") and the Trust with respect to AltShares Event-Driven ETF (the "Fund"), a newly established series of the Trust. The Fund is an exchange-traded fund ("ETF") that succeeded to the assets and operations of its predecessor mutual fund, the Water Island Long-Short Fund (the "Predecessor Mutual Fund"), in a conversion transaction that closed on September 17, 2021.

In advance of the meeting, the Board received and considered information relating to its consideration of the Advisory Agreement with respect to the Fund provided by the Adviser in response to the Independent Trustees' requests. In reviewing the Advisory Agreement, the Board considered that the evaluation process with respect to the Adviser would be an ongoing one and, in this regard, noted that it would consider information at each regularly scheduled meeting regarding, among other matters, the services provided by the Adviser to the Fund.

In evaluating the Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including, among other matters: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the proposed compensation to be paid by the Fund to the Adviser under the Advisory Agreement; (3) the estimated costs of the services to be provided by the Adviser and the Adviser's profitability expectations with respect to its services to the Fund; (4) the extent to which economies of scale could be realized by the Adviser as the Fund grows and whether the Advisory Agreement would enable Fund shareholders to share in the benefits of economies of scale; and (5) other benefits the Adviser anticipated it may receive from its relationship with the Fund.

Nature, Extent, and Quality of Services

Based on the written and oral reports received by the Board prior to and at the May 2021 meetings, including in executive session, the Board considered the nature, quality, and extent of the services to be provided by the Adviser under the Advisory Agreement. Among other things, the Board considered the personnel, experience and resources of the Adviser, and the ability of the Adviser to provide or obtain such services as may be necessary to manage the Fund. The Board considered that the Adviser would be responsible for establishing and monitoring the Fund's investment program, providing day-to-day portfolio management, trading, operational support, and carrying out directives of the Board. The Board also considered that the Adviser will provide a number of additional services, including oversight of Fund service providers, responsibilities relating to the Fund's valuations, and operation of the Fund's compliance program.

The Trustees noted their familiarity with the Adviser based on their service as board members of the Trust and as board members of a separate registered, open-end management investment company sponsored and advised by the Adviser. In this regard, the Board noted the Adviser's financial condition and resources as an established investment advisory firm with a 20-year history managing open-end funds that utilize event-driven strategies. The Board noted that the Adviser had sufficient financial resources to be able to provide high-quality services to the Fund during the initial term of the Advisory

Annual Report | May 31, 2022

AltShares Trust ETF Funds  Approval of Investment Advisory Agreement (continued)

May 31, 2022 (Unaudited)

Agreement. The Board also considered the background and experience of the Adviser's senior management and the qualifications, background and responsibilities of the portfolio managers who would be primarily responsible for the day-to-day portfolio management of the Fund, recognizing their significant experience executing on merger arbitrage and event-driven strategies.

Investment Performance

The Board reviewed the performance of the Predecessor Mutual Fund for the periods ended March 31, 2021, given that the Fund would have the same investment objective and strategies as the Predecessor Mutual Fund. The Board took into consideration information that it had received and reviewed on a regular basis over the course of the year, data regarding the Predecessor Mutual Fund's performance, including information about the Predecessor Mutual Fund's performance in comparison to its peers and benchmarks, and analysis by the Adviser of the Predecessor Mutual Fund's performance. The Board also considered the Predecessor Mutual Fund's long-term performance record and the Adviser's continued efforts to improve the Predecessor Mutual Fund's performance. The Trustees noted that the Predecessor Mutual Fund had outperformed the ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index for the one-, three- and five-year periods. The Predecessor Mutual Fund underperformed the S&P 500 Index for the one-, three- and five-year periods. The Trustees further noted that the Predecessor Mutual Fund's performance (Class I Shares, net of fees) was compared to that of funds comprising Morningstar's Long-Short Equity category. The Fund's net total return ranked in the first quartile of the category for the one, three and five-year periods. In reviewing the Predecessor Mutual Fund's performance, the Board recognized that high, double-digit returns were primarily achieved during favorable market conditions and that such returns are atypical and may not be repeatable.

Compensation

The Board considered the proposed compensation of the Adviser under the Advisory Agreement in light of the nature, quality, and extent of the services to be provided by the Adviser. The Board considered that the Adviser was proposing to enter into a unitary advisory fee arrangement with the Fund, under which the Adviser, and not the Fund, would be responsible for paying most of the Fund's expenses, including those of the Fund's principal service providers; accordingly, the Board considered the information provided by the Adviser regarding the amounts that would be paid by it to the Fund's service providers under the arrangement. The Board noted that the proposed advisory fee rate for the Fund under the Advisory Agreement was in line with peer ETFs (consisting of active and passive event-driven ETFs) identified by the Adviser, and further noted the Adviser's representation that, due to the nature of the Fund's niche investment strategy, the set of peer funds included only a single active event-driven ETF. The Board also considered the compensation paid to the Adviser by other advisory clients as compared to the Fund.

Costs and Profitability

The Board considered the estimated cost of services and profitability of the Adviser with respect to the Fund. The Board recognized that the Adviser had invested significant time and effort in structuring the Fund, assessing the market appeal of the Fund's investment strategy, and conducting due diligence on and evaluating service providers for the Fund. The Board considered that the Adviser had agreed to bear most of the Fund's expenses under a unitary fee arrangement, as specified in the Advisory Agreement, and would bear entrepreneurial and other risks in servicing the Fund. The Board noted that, because the Fund had not yet launched as an ETF with a unitary fee structure, it was difficult to estimate how profitable the Adviser's services to the Fund under the Advisory Agreement would be to the Adviser. Based on projections provided to the Board by the Adviser regarding its anticipated profitability with respect to the Fund, however, the Board noted that the Advisory Agreement was unlikely to be profitable to the Adviser during the initial term of the Agreement.

www.altsharesetfs.com | 1-855-955-1607

AltShares Trust ETF Funds  Approval of Investment Advisory Agreement (continued)

May 31, 2022 (Unaudited)

Other Benefits

The Board considered the extent to which the Adviser may derive ancillary benefits as a result of its relationship with the Fund. The Board concluded that the potential benefits to be derived by the Adviser included the ability to generate soft dollar credits, to increase its assets under management and, as a result, to have access to additional research resources and benefit to its reputation. The Board deemed these and any other potential fall-out benefits to be not material to the consideration of the Advisory Agreement.

Economies of Scale

The Board considered whether the Adviser would realize economies of scale with respect to its services to the Fund as it grows larger, including the extent to which this would be reflected in the level of fees to be paid by the Fund to the Adviser. The Board noted that the proposed advisory rate for the Fund does not include breakpoints, and that it was difficult – before the commencement of investment operations – to accurately evaluate potential economies of scale. The Board also considered that potential economies of scale may be shared with the Fund in manners other than fee breakpoints or fee waivers, including reinvestments in the Adviser's business, additional new product offerings, and pricing to scale from inception, among others. Under the circumstances, and given the relatively small size of the Predecessor Mutual Fund and therefore of the Fund in its initial period of operations, the Board determined that it was premature to evaluate the Fund for economies of scale.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from independent legal counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Independent Trustees met in executive session with members of the Adviser's senior management and Independent Trustee counsel to review such standards and recent developments in this area of the law. The Board noted that, once the Fund becomes operational, it will continue to monitor the Fund at its regular meetings, during executive sessions of the Independent Trustees, and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was reasonable.

Annual Report | May 31, 2022

AltShares Trust ETF Funds  Liquidity Risk

May 31, 2022 (Unaudited)

Annual Review of Liquidity Risk Management Program (the "LRMP") including Report from the Liquidity Risk Management Program Administrator

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), the Funds have adopted and implemented a liquidity risk management program (the "Program"). The Program seeks to assess and manage each Fund's liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Funds' Board of Trustees (the "Board") has designated Water Island Capital, LLC, the Funds' investment adviser, as the administrator of the Program. The Program is implemented and monitored by the Operational Risk Committee, a committee comprised of representatives of Water Island Capital, LLC. As part of its responsibilities as administrator, Water Island Capital, LLC has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Funds' Program includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Program includes no less than annual assessments of factors that influence each Fund's liquidity risk; no less than monthly classifications of each Fund's investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of "illiquid investments" (as defined under the Liquidity Rule); establishment of a minimum percentage of a Fund's assets to be invested in investments classified as "highly liquid" (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and periodic reporting to the Funds' Board.

The Funds were each originally designated as an "In-Kind ETF" (as defined under the Liquidity Rule) meaning that a fund meets redemptions through in-kind transfers of securities, positions, and assets other than a de minimis amount of cash and it publishes its portfolio holdings daily. On at least an annual basis, the Committee reviews the transactions of each Fund to determine whether or not each remains an In-Kind ETF. In February 2022, the Committee decided to no longer classify each Fund as an "In-Kind ETF" as defined under the Liquidity Rule. This is because, for various reasons, it is contemplated that redemptions by the Funds may include more than a de minimis amount of cash (currently set at 5% for each Fund).

At a meeting of the Board of Trustees on February 22, 2022, Water Island Capital, LLC provided a written report (the "Report") to the Board addressing the operation, adequacy, and effectiveness of the Funds' Program, including any material changes to the Program for the period April 1, 2021 through December 31, 2021 ("Reporting Period"). The Report included a summary of the oversight of the Program and the system that is used to operate the Program, a discussion of the Funds' investment strategies and liquidity sources, reasonably anticipated trade sizes, historical redemptions, investor concentrations, liquidity events and liquidity classifications during the Reporting Period. The Report concluded that the Program was operating adequately and effectively in promoting effective liquidity risk management for the Funds during the Reporting Period. There were no material changes to the Program during the Reporting Period other than removing the classification of each Fund as an "In-Kind ETF" as defined under the Liquidity Rule.

The Report further concluded that each Fund's investment strategy continues to be appropriate given the Fund's status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Funds' investment portfolios, is found in the Funds' Prospectus and Statement of Additional Information.

www.altsharesetfs.com | 1-855-955-1607

AltShares Trust ETF Funds  Trustees & Officers

May 31, 2022 (Unaudited)

The Trustees serve for an indefinite term and the officers are elected annually. It is the policy of the Board that each Trustee, at the conclusion of the first meeting at which the Trustee has attained age 75, shall retire from the Board.

The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling tollfree 1-855-955-1607 or on the Funds' website at www.altsharesetfs.com/resources.

INTERESTED TRUSTEES*:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
John S. Orrico, CFA 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 62)	Since 2020	President and Chairman of the Board of Trustees	Managing Member and Chief Investment Officer, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	5

INDEPENDENT TRUSTEES***:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Francis X. Tracy (Age 64)	Since 2020	Trustee	President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999 - 2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010 - 2014).	5
Nancy M. Morris (Age 69)	Since 2020	Trustee	Chief Compliance Officer and Managing Director, Wellington Management Company LLP (2012 - 2018).	Director of Diamond Hill Funds (13 portfolios) (since 2019).	5

Annual Report | May 31, 2022

AltShares Trust ETF Funds  Trustees & Officers (continued)

May 31, 2022 (Unaudited)

*  John S. Orrico is an affiliated person of the Adviser, is each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**  The registered investment companies in the fund complex include the Trust and The Arbitrage Funds.

***  Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

OFFICERS WHO ARE NOT TRUSTEES:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
William Keena 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 71)	Since 2020	Anti-Money Laundering Officer and Secretary	Anti-Money Laundering Officer (2019 - present), Compliance Officer (November 2021 - present), and Chief Administrative Officer (2010 - October 2021), Water Island Capital.	N/A	N/A
Jonathon Hickey 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 41)	Since 2020	Chief Financial Officer and Treasurer	Chief Operating Officer (2016 - present), Director of Operations (2011 - 2016), Water Island Capital.	N/A	N/A
Philip Channen 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age: 57)	Since 2020	Chief Compliance Officer	Chief Compliance Officer (2019 - present); Deputy Chief Compliance Officer, HarbourVest Partners LLC (2017 - 2019); Chief Compliance Officer/Senior Advisor to the CCO, QS Investors, LLC (2014 - 2016).	N/A	N/A

www.altsharesetfs.com | 1-855-955-1607

AltShares Trust

AltShares Merger Arbitrage ETF

AltShares Event-Driven ETF

303-623-2577

www.altsharesetfs.com

Adviser

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

Distributor

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Transfer Agent

State Street Bank and

Trust Company

1 Lincoln Street

Boston, MA 02111

Custodian

State Street Bank and

Trust Company

1 Lincoln Street

Boston, MA 02111

This material must be preceded or accompanied by a prospectus. Please read it carefully before investing.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee

(a)(2)	The audit committee financial expert is Francis X. Tracy, who is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended May 31, 2022 and May 31, 2021, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $32,000 and $16,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended May 31, 2022 and May 31, 2021, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended May 31, 2022 and May 31, 2021, aggregate fees of $12,500 and $12,500, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Services for which fees in the Tax Fees category are billed include E&Y’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as E&Y’s review of excise tax distribution calculations and identification and analyzation of the passive foreign investment company status of foreign corporate equities.

(d)	All Other Fees: For the Registrant’s fiscal years ended May 31, 2022 and May 31, 2021, no fees were billed to the Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee’s Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended May 31, 2022 and May 31, 2021 were $12,500 and $12,500, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within the most recent fiscal half-year of the filing date and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1)	The code of ethics that applies to the registrant's principal executive officer and principal financial officer is attached hereto as EX-13.A.1.

(a)(2)	A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as exhibit Ex-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTSHARES TRUST

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 8, 2022

By:	/s/ Jonathon Hickey
Jonathon Hickey
Chief Financial Officer (Principal Financial Officer)

Date:	August 8, 2022